Filed pursuant to Rule 497

Registration No. 333-202399

TERRA INCOME FUND 6, INC.

SUPPLEMENT NO. 1 DATED FEBRUARY 14, 2018

TO THE PROSPECTUS DATED FEBRUARY 2, 2018

This supplement contains information which supplements certain information contained in the prospectus of Terra Income Fund 6, Inc., which we refer to as the Company, our, us or we, dated February 2, 2018, or the Prospectus. Any matter disclosed herein shall be deemed to amend, supplement and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 40 of the Prospectus before you decide to invest in shares of our common stock.

Axar Securities Purchase Agreement and Control Transaction

Terra Income Advisors, LLC, or our advisor, currently provides investment advisory services to us pursuant to the current investment advisory and administrative services agreement, or the existing advisory agreement, dated April 20, 2015 and as renewed from time to time by our board of directors, or the Board. The existing advisory agreement was last approved by a vote of our stockholders on March 9, 2015.

Terra Capital Markets, LLC, or the dealer manager, is responsible for distributing on a “best efforts” basis the shares of the Company being offered pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission to offer a maximum of $1.0 billion of the Company’s common stock in a continuous public offering, in accordance with a second amended and restated dealer manager agreement dated September 30, 2017, or the existing dealer manager agreement.

On February 8, 2018, our advisor entered into a securities purchase agreement, or the Securities Purchase Agreement, with the dealer manager, Terra Capital Partners, LLC, a Delaware limited liability company and the parent of our advisor, or Terra Capital Partners, Terra Fund Advisors, LLC, a Delaware limited liability company and our affiliate, TCM Holding Company, LLC, a Delaware limited liability company, and Axar Terra LLC, a Delaware limited liability company and an affiliate of Axar Capital Management L.P., a Delware limited partnership, or Axar. Pursuant to the Securities Purchase Agreement, Axar initially acquired a 49% non-voting economic interest in our advisor. In addition, the Securities Purchase Agreement provides that (i) upon the satisfaction of certain conditions, Axar will acquire an additional 16.7% economic interest in our advisor and the entire resulting 65.7% stake will become a voting interest in our advisor, and (ii) upon the dealer manager receiving all required governmental consents, authorizations, orders or approvals as further described in the Securities Purchase Agreement, Axar will acquire a 65.7% voting interest in the dealer manager. We refer to these additional acquisitions together as the “Control Transaction.” Upon consummation of the Control Transaction, Axar will acquire “control” of our advisor and the dealer manager as defined in the 1940 Act.

As a result of the expected change in control of the dealer manager resulting from the Control Transaction, an assignment of the existing dealer manager agreement will occur. This assignment will automatically terminate the existing dealer manager agreement in accordance with its terms, as required by Section 15 of the 1940 Act. The change in control of the dealer manager resulting from the Control Transaction is contingent upon approval by the Financial Industry Regulatory Authority, Inc., or FINRA. There can be no assurance as to whether FINRA will approve the change in control of the dealer manager on the terms contemplated by the Securities Purchase Agreement.

In addition, as a result of the expected change in control of our advisor resulting from the Control Transaction, an assignment of the existing advisory agreement under the 1940 Act will occur. This assignment will automatically terminate the existing advisory agreement in accordance with its terms, as required by Section 15 of the 1940 Act. In order for our advisor to continue to serve as the investment adviser to the Company upon the closing of the Control Transaction, the 1940 Act requires that a new advisory agreement be approved by both (i) a majority of the members of the Board who are not “interested persons,” as defined by Section 2(a)(19) of the 1940 Act, or the Non-Interested Directors, and (ii) holders of “a majority of its outstanding voting securities,” as such term is defined under the 1940 Act. At an in-person meeting of the Board on February 8, 2018, the Board, including a majority of the Non-Interested Directors, voted unanimously to (i) approve a new investment advisory agreement between the Company and our advisor, or the new advisory agreement, the terms and conditions of which will be identical to those of the existing advisory agreement in all material respects, and (ii) recommend that the Company’s stockholders approve the new advisory agreement.

Approval of the new advisory agreement will be submitted for consideration and approval by the vote of a majority of the outstanding voting securities of the Company, as such term is defined under the 1940 Act, at the Company’s 2018 annual meeting of stockholders, together with such other matters as the Board may determine. If approved by the Company’s stockholders, the new advisory agreement will have a one-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for in Section 15 of the 1940 Act.

Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2017

On February 8, 2018, we filed with the Securities and Exchange Commission our Quarterly Report on Form 10-Q for the quarter ended December 31, 2017, a copy of which is attached to this supplement as Appendix A (without exhibits).

APPENDIX A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Quarterly Period Ended December 31, 2017

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission File Number 814-01136
Terra Income Fund 6, Inc.
(Exact name of registrant as specified in its charter)

Maryland	46-2865244
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
805 Third Avenue, 8th Floor
New York, New York 10022
(Address of principal executive offices)

(212) 753-5100
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☑ (Do not check if a smaller reporting company)	Smaller reporting company ☐
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

As of February 8, 2018, the registrant had 8,445,929 shares of common stock, $0.001 par value, outstanding.

PART I – FINANCIAL INFORMATION
Item 1. Financial Statements.
Terra Income Fund 6, Inc.
Statements of Assets and Liabilities

	December 31, 2017	September 30, 2017
	(Unaudited)
Assets
Investments, at fair value — non-controlled (amortized cost of $26,963,179 and $23,297,788, respectively)	$27,295,302	$23,675,007
Investment through participation interest, at fair value — non-controlled (amortized cost of $27,060,371 and $21,889,469, respectively) (Note 4)	27,314,411	22,121,382
Total investments	54,609,713	45,796,389
Cash and cash equivalents	29,410,295	32,176,500
Cash, restricted	2,916,975	1,547,407
Interest receivable	532,126	438,001
Prepaid expenses and other assets	77,472	108,976
Total assets	87,546,581	80,067,273

Liabilities
Obligations under participation agreements, at fair value (proceeds of $1,800,000 and $1,800,000, respectively) (Note 4)	1,807,503	1,820,502
Interest reserve and other deposits held on investments	2,916,975	1,547,407
Payable for stock repurchase	654,557	—
Due to Adviser, net	556,677	707,927
Payable for unsettled stock subscriptions (Note 8)	328,824	226,642
Accrued expenses	181,008	245,948
Interest payable from obligations under participation agreements	16,900	16,250
Directors’ fees payable	5,625	5,625
Other liabilities	107,473	162,679
Total liabilities	6,575,542	4,732,980
Net assets	$80,971,039	$75,334,293

Commitments and contingencies (See Note 5)
Components of net assets:
Common stock, $0.001 par value, 450,000,000 shares authorized, and 8,211,549 and 7,530,130 shares issued and outstanding, respectively	$8,212	$7,530
Capital in excess of par	80,727,239	75,147,338
Accumulated (over-distributed) net investment income	(339,404)	(404,902)
Net change in unrealized appreciation on investments	586,163	609,132
Net change in unrealized appreciation on obligations under participation agreements	(11,171)	(24,805)
Net assets	$80,971,039	$75,334,293
Net asset value per share	$9.86	$10.00
See notes to financial statements.

Terra Income Fund 6, Inc.
Statements of Operations
(Unaudited)

	Three Months Ended December 31,
	2017	2016
Investment income
Interest income	$1,787,889	$1,382,465
Other fee income	35,998	15,000
Total investment income	1,823,887	1,397,465
Operating expenses
Base management fees	392,563	245,239
Operating expense reimbursement to Adviser (Note 4)	206,678	115,113
Servicing fees (Note 2, Note 4)	207,055	—
Incentive fees on capital gain (1)	(3,389)	42,390
Professional fees	299,661	291,731
Marketing expenses	235,598	362,253
Interest expense from obligations under participation agreements (Note 4)	60,435	621,265
Amortization of offering costs (Note 4)	—	167,177
Insurance expense	53,469	53,466
Directors’ fees	34,625	24,125
General and administrative expenses	3,802	31,432
Total operating expenses	1,490,497	1,954,191
Net investment income (loss)	333,390	(556,726)
Net change in unrealized appreciation on investments	(22,969)	287,912
Net change in unrealized appreciation on obligations under participation agreements	13,634	(75,965)
Net increase (decrease) in net assets resulting from operations	$324,055	$(344,779)

Per common share data:
Net investment income (loss) per share	$0.04	$(0.12)
Net increase (decrease) in net assets per share resulting from operations	$0.04	$(0.08)
Weighted average common shares outstanding	7,869,435	4,475,224
_______________

(1)
Incentive fees on capital gains are based on 20% of net unrealized capital (losses) gains of $(9,335) and $211,947 for the three months ended December 31, 2017 and 2016, respectively. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

See notes to financial statements.

Terra Income Fund 6, Inc.
Statements of Changes in Net Assets
(Unaudited)

	Three Months Ended December 31,
	2017	2016
Operations
Net investment income (loss)	$333,390	$(556,726)
Net change in unrealized appreciation on investments	(22,969)	287,912
Net change in unrealized appreciation on obligations under participation agreements	13,634	(75,965)
Net increase (decrease) in net assets resulting from operations	324,055	(344,779)

Stockholder distributions
Distributions from return of capital	(1,461,001)	(1,123,928)
Distributions from net investment income	(267,892)	—
Net decrease in net assets resulting from stockholder distributions	(1,728,893)	(1,123,928)

Capital share transactions
Issuance of common stock	7,550,956	7,636,409
Selling commissions and dealer manager fees	(414,560)	(696,058)
Reinvestment of stockholder distributions	559,745	379,564
Repurchases of common stock under stock repurchase plan	(654,557)	—
Net increase in net assets resulting from capital share transactions	7,041,584	7,319,915
Net increase in net assets	5,636,746	5,851,208
Net assets, at beginning of period	75,334,293	42,474,748
Net assets, at end of period	$80,971,039	$48,325,956

Capital Share Activity
Shares outstanding, at beginning of period	7,530,130	4,222,358
Shares issued from subscriptions	692,820	616,637
Shares issued from reinvestment of stockholder distributions	54,055	31,953
Shares repurchased under stock repurchase plan	(65,456)	—
Shares outstanding, at end of period	8,211,549	4,870,948
See notes to financial statements.

Terra Income Fund 6, Inc.
Statements of Cash Flows (Unaudited)

	Three Months Ended December 31,
	2017	2016
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$324,055	$(344,779)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation on investments	22,969	(287,912)
Net change in unrealized appreciation on obligations under participation agreements	(13,634)	75,965
Amortization of deferred offering costs	—	167,177
Paid-in-kind interest, net	(19,584)	(14,471)
Amortization and accretion of investment-related fees, net	(110,300)	93,673
Amortization of discount on investments	(2,143)	(2,143)
Purchases of investments	(8,703,631)	(12,000,000)
Changes in operating assets and liabilities:
(Increase) decrease in cash, restricted	(1,369,568)	47,945
Increase in interest receivable	(94,125)	(124,752)
Increase in deferred offering costs	—	(121,135)
Decrease in prepaid expenses and other assets	31,504	195,027
(Decrease) increase in due to Adviser, net	(151,250)	523,483
Increase (decrease) in interest reserve and other deposits held on investments	1,369,568	(47,945)
Increase in unsettled stock subscriptions	102,182	340,768
Decrease in accrued expenses	(64,940)	(19,851)
Increase in interest payable from obligations under participation agreements	650	1,483
Increase in directors’ fees payable	—	18,500
Decrease in other liabilities	(4,823)	(105,581)
Net cash used in operating activities	(8,683,070)	(11,604,548)
Cash flows from financing activities:
Issuance of common stock	7,550,956	7,636,409
Payments of stockholder distributions	(1,169,148)	(744,364)
Payments of selling commissions, dealer manager fees and transaction charges	(464,943)	(410,190)
Net cash provided by financing activities	5,916,865	6,481,855
Net decrease in cash and cash equivalents	(2,766,205)	(5,122,693)
Cash and cash equivalents, at beginning of period	32,176,500	31,634,296
Cash and cash equivalents, at end of period	$29,410,295	$26,511,603
Supplemental disclosure of cash flow information:
Interest paid on obligations under participation agreements	$59,150	$441,650
Supplemental non-cash information:
Reinvestment of stockholder distributions	$559,745	$379,564

See notes to financial statements.

Terra Income Fund 6, Inc.
Schedule of Investments (unaudited)
December 31, 2017

Portfolio Company (1)	Structure	Collateral Location	Property Type	Coupon Rate	Exit Fee	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)	% of Net Assets (3)
Investments — non-controlled:
KOP Hotel XXXI Mezz, LP. (4) (5)	Mezzanine loan	US - PA	Hotel	13.00%	0.50%	11/24/2015	12/6/2022	$5,800,000	$5,788,180	$5,824,178	7.2%
Hertz Clinton One Mezzanine, LLC	Mezzanine loan	US - MS	Office	12.00%	0.00%	3/18/2016	1/1/2025	2,500,000	2,440,000	2,485,237	3.1%
GAHC3 Lakeview IN Medical Plaza, LLC (6)	B-note	US - IN	Office	11.60% + LIBOR	0.00%	6/17/2016	1/21/2019	3,438,847	3,438,847	3,438,847	4.2%
YIP Santa Maria, LLC	Mezzanine loan	US - CA	Hotel	13.00%	1.00%	11/15/2016	12/9/2019	4,500,000	4,488,904	4,567,618	5.6%
Dwight Mezz II, LLC	Mezzanine loan	US - CA	Student housing	11.00%	0.00%	5/11/2017	5/6/2027	3,000,000	3,000,000	3,000,000	3.7%
Residential X Mezz Concord, LLC and Center Associates Mezz, LLC (7)	Mezzanine Loan	US - DE	Multifamily	12.00%	2.00%	8/8/2017	9/5/2020	7,863,800	7,807,248	7,979,422	9.9%
Total investments — non-controlled									$26,963,179	$27,295,302	33.7%

Investments through participation interest — non-controlled (4)(8):
TSG-Parcel 1, LLC	Participation in first mortgage	US - CA	Land	12.00%	1.00%	7/10/2015	4/10/2018	$2,000,000	$2,020,000	$2,019,799	2.5%
140 Schermerhorn Street Mezz, LLC	Participation in mezzanine loan	US - NY	Hotel	12.00%	1.00%	11/16/2016	12/1/2019	7,500,000	7,481,045	7,565,632	9.3%
OHM Atlanta Owner, LLC	Participation in first mortgage	US - GA	Land	12.00%	1.00%	6/20/2017	6/20/2018	11,224,490	11,227,457	11,330,499	14.0%
NB Factory JV, LLC	Participation in preferred equity investment	US - UT	Student Housing	15.00%	0.00%	6/29/2017	6/26/2020	2,445,056	2,445,056	2,445,056	3.0%
CGI 1100 Biscayne Management Holdco, LLC	Participation in mezzanine loan	US - FL	Hotel	Current 12% PIK 4%	1.00%	11/17/2017	5/17/2019	3,919,584	3,886,813	3,953,425	4.9%
Total investments through participation interest — non-controlled									$27,060,371	$27,314,411	33.7%

Total Investments									$54,023,550	$54,609,713	67.4%
_______________

(1)
All of the Company’s investments are issued by an eligible U.S. portfolio company, as defined in the Investment Company Act of 1940. All of the Company’s borrowers are in the diversified real estate industry.

(2)	Because there is no readily available market for these investments, the fair value of these investments are approved in good faith by the Company’s board of directors.

(3)	Percentages are based on net assets of $81.0 million as of December 31, 2017.

(4)	Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.

(5)
The loan participations from the Company do not qualify for sale accounting under Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing (“ASC Topic 860”), and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.

(6)	The interest rate for this investment is indexed to London Interbank Offered Rate (“LIBOR”). At December 31, 2017, the effective interest rate on this investment was 12.84%.

(7)	As of December 31, 2017, this investment had an unfunded commitment of $2.2 million.

(8)	See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.
See notes to financial statements.

Terra Income Fund 6, Inc.
Schedule of Investments
September 30, 2017

Portfolio Company (1)	Structure	Collateral Location	Property Type	Interest Rate	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value (2)	% of Net Assets (3)
Investments — non-controlled:
KOP Hotel XXXI Mezz, LP. (4) (5)	Mezzanine loan	US - PA	Hotel	13.00%	11/24/2015	12/6/2022	$5,800,000	$5,786,133	$5,866,063	7.8%
Hertz Clinton One Mezzanine, LLC	Mezzanine loan	US - MS	Office	12.00%	3/18/2016	1/1/2025	2,500,000	2,437,857	2,526,660	3.3%
GAHC3 Lakeview IN Medical Plaza, LLC (6)	B-note	US - IN	Office	11.60% + LIBOR	6/17/2016	1/21/2019	3,417,207	3,417,207	3,428,041	4.6%
YIP Santa Maria, LLC	Mezzanine loan	US - CA	Hotel	13.00%	11/15/2016	12/9/2019	4,500,000	4,481,473	4,538,492	6.0%
Dwight Mezz II, LLC	Mezzanine loan	US - CA	Student housing	11.00%	5/11/2017	5/6/2027	3,000,000	3,000,000	3,000,000	4.0%
Residential X Mezz Concord, LLC and Center Associates Mezz, LLC (7)	Mezzanine Loan	US - DE	Multifamily	12.00%	8/8/2017	9/5/2020	4,255,054	4,175,118	4,315,751	5.7%
Total investments — non-controlled								$23,297,788	$23,675,007	31.4%

Investments through participation interest — non-controlled (4)(8):
TSG-Parcel 1, LLC (9)	Participation in first mortgage	US - CA	Land	12.00%	7/10/2015	10/10/2017	$2,000,000	$2,020,000	$2,019,339	2.7%
140 Schermerhorn Street Mezz, LLC	Participation in mezzanine loan	US - NY	Hotel	12.00%	11/16/2016	12/1/2019	7,500,000	7,468,766	7,565,359	10.0%
OHM Atlanta Owner, LLC	Participation in first mortgage	US - GA	Land	12.00%	6/20/2017	6/20/2018	10,000,000	9,955,647	10,091,628	13.4%
NB Factory JV, LLC	Participation in preferred equity investment	US - UT	Student Housing	15.00%	6/29/2017	6/26/2020	2,445,056	2,445,056	2,445,056	3.3%
Total investments through participation interest — non-controlled								$21,889,469	$22,121,382	29.4%

Total Investments								$45,187,257	$45,796,389	60.8%
_______________

(1)
All of the Company’s investments are issued by an eligible U.S. portfolio company, as defined in the Investment Company Act of 1940. All of the Company’s borrowers are in the diversified real estate industry.

(2)	Because there is no readily available market for these investments, the fair value of these investments are approved in good faith by the Company’s board of directors.

(3)	Percentages are based on net assets of $75.3 million as of September 30, 2017.

(4)	Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.

(5)
The loan participations from the Company do not qualify for sale accounting under Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing (“ASC Topic 860”), and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.

(6)
The interest rate for this investment is indexed to London Interbank Offered Rate (“LIBOR”). At September 30, 2017, the effective interest rate on this investment was 12.84%. As of September& #160;30, 2017, this investment had an unfunded commitment of $0.1 million.

(7)	As of September 30, 2017, this investment had an unfunded commitment of $4.5 million.

(8)	See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.

(9)	The maturity of this loan has been extended to April 10, 2018 subsequent to September 30, 2017.
See notes to financial statements.

Terra Income Fund 6, Inc.
Notes to Financial Statements (Unaudited)

Note 1. Principal Business and Organization
Terra Income Fund 6, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on May 15, 2013. On March 2, 2015, the Company filed a public registration statement on Form N-2 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to offer a minimum of $2.0 million of common stock and a maximum of $1.0 billion of common stock in a continuous public offering (the “Offering”). The Company formally commenced operations on June 24, 2015, upon raising gross proceeds in excess of $2.0 million (the “Minimum Offering Requirement”) from sales of shares of its common stock in the Offering, including sales to persons who are affiliated with the Company or its adviser, Terra Income Advisors, LLC (“Terra Income Advisors” or the “Adviser”). Since commencing the Offering and through December 31, 2017, the Company has sold 7,984,301 shares of common stock, including shares purchased by Terra Capital Partners, LLC, the Company’s sponsor, and excluding shares sold through the distribution reinvestment plan (“DRIP”), in both an initial private placement and from the Offering, for gross proceeds of $93.9 million. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be taxed for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).The Company’s investment activities are externally managed by Terra Income Advisors, a private investment firm affiliated with the Company, pursuant to an investment advisory and administrative services agreement (the “Investment Advisory Agreement”), under the oversight of the Company’s board of directors (the “Board”), a majority of whom are independent directors. Terra Income Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (see Note 4).
The Company has retained Terra Capital Markets, LLC (“Terra Capital Markets”), an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As dealer manager, Terra Capital Markets is responsible for marketing the Company’s shares being offered pursuant to the Offering. The Company has filed and intends to continue to file post-effective amendments to the Registration Statement that are subject to SEC review to allow it to continue the Offering for at least two years from the initial effective date of the Registration Statement.
The Company’s primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. The Company’s investment strategy is to use substantially all of the proceeds of the Offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act. The Company may also purchase select commercial real estate-related debt securities, such as commercial mortgage-backed securities or collateralized debt obligations; provided, however, that the Company will select all investments after considering its ability to maintain its qualification to be taxed as a RIC. The Company intends to either directly or through an affiliate, structure, underwrite and originate most of its investments, as it believes that doing so will provide it with the best opportunity to invest in loans that satisfy its standards, establish a direct relationship with the borrower and optimize the terms of its investments. The Company may hold its investments until their scheduled maturity dates or may sell them if able to command favorable terms for their disposition.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation:  The accompanying interim financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information. The accompanying interim financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. The Company is an investment company, as defined under U.S. GAAP, and applies accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services — Investment Companies.
Cash and Cash Equivalents:  The Company considers all highly liquid investments, with original maturities of ninety days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”).

Notes to Financial Statements (Unaudited)

Restricted Cash: Restricted cash represents cash held as additional collateral by the Company on behalf of the borrowers related to the investments for the purpose of such borrowers making interest and property-related operating payments. There is a corresponding liability of the same amount on the statements of assets and liabilities called “Interest reserve and other deposits held on investments.”
Organization and Offering Expenses:  Organization expenses are expensed on the Company’s statements of operations in the period in which they were incurred. All offering costs incurred during the offering period are recorded as deferred charge and amortized over twelve months from the date the cost is incurred, with the exception of those costs that were incurred prior to the commencement of operations on June 24, 2015, which were amortized over a 12-month period from that date forward.
Investment Transactions and Investment Income (Expense):  The Company records investment transactions on the trade date. Realized gains or losses on dispositions of investments represent the difference between the amortized cost of the investment, based on the specific identification method, and the proceeds received from the sale or maturity (exclusive of any prepayment penalties). Realized gains and losses and changes in unrealized gains and losses are recognized in the statements of operations. Interest income is accrued based upon the outstanding principal amount and contractual terms of the debt instruments and preferred equity investments. Interest is accrued on a daily basis. Discounts and premiums on investments purchased are accreted or amortized over the expected life of the respective investment using the effective yield method, and are included in interest income in the statements of operations. Loan origination fees and exit fees are capitalized and the Company then amortizes such amounts using the effective interest method as interest income over the life of the investment. Income accrual is generally suspended for investments at the earlier of the date at which payments become 90 days past due or when, in the opinion of the Adviser, recovery of income and principal becomes doubtful. Interest is then recorded on the basis of cash received until accrual is resumed when the investment becomes contractually current and performance is demonstrated to be resumed. The amortized cost of investments represents the original cost adjusted for the accretion of discounts on investments and exit fees, and the amortizations of premiums on investments and origination fees. As prepayment(s), partial or full, occurs on an investment, prepayment income is recognized. All other income is recognized when earned.
The Company may hold debt investments in its portfolio that contain PIK interest provisions. The PIK interest, which represents contractually deferred interest that is added to the principal balance that is due at maturity, is recorded on the accrual basis.
Participation Interests: The Company follows the guidance in ASC Topic 860 – Transfers and Servicing, when accounting for loan participations. Such guidance requires participations interests meet certain criteria in order for the interest transaction to be recorded as a sale. Loan participations from the Company which do not qualify for sale treatment remain on the Company’s statements of assets and liabilities and the proceeds are recorded as obligations under participation agreements. For the investments which participation has been granted, the interest earned on the entire loan balance is recorded within “interest income” and the interest related to the participation interest is recorded within “interest expense from obligations under participation agreements” in the accompanying statements of operations. Interest expense from obligations under participation agreement is reversed when recovery of interest income on the related loan becomes doubtful. See “Obligations under Participation Agreements” in Note 3 for additional information.
Valuation of Investments:  The Company determines the value of its investments on a quarterly basis in accordance with fair value accounting guidance promulgated under U.S. GAAP, which establishes a three-tier hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. These tiers include:

•	Level 1 — observable inputs, such as quoted prices in active markets. Publicly listed equities and publicly listed derivatives will be included in Level 1.

•
Level 2 — observable inputs such as for similar securities in active markets and quoted prices for identical securities in markets that are not active. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.

•
Level 3 — unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The inputs into the determination of fair value require significant judgment or estimation.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

Notes to Financial Statements (Unaudited)

cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires subjective judgment and consideration of factors specific to the investment. The fair values of the Company’s investments are determined in good faith by the Board pursuant to the Company’s valuation policy and consistently applied valuation process. It is expected that the Company’s investments will primarily be classified as Level 3 investments.
Servicing Fee: The Company pays Terra Capital Markets a servicing fee at an annual rate of 1.125% of the most recently published net asset value per share, excluding shares sold through the DRIP, in exchange for providing certain administrative support services (Note 4) to stockholders such as establishing and maintain stockholder accounts, customer service support and assisting stockholders in changing account options, account designations and account addresses. The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred.
Stockholder Dividends and Distributions:  Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually. The Company adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of stockholders cash distributions reinvested in additional shares of common stock. Participants in the DRIP are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. For stockholders who have opted in to the DRIP, they will have their cash distributions reinvested in additional shares of common stock, rather than receiving the cash distributions. The Company expects to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the DRIP. In such case, a stockholder’s reinvested distributions will be used to purchase shares at a price equal to 95% of the price that shares are sold in the offering at the semi-monthly closing immediately following the distribution payment date and such price may represent a premium to net asset value (“NAV”) per share.
Incentive Fee on Capital Gains: Pursuant to the terms of the Investment Advisory Agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. While the Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, the Company accrues for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to Terra Income Advisors if the Company’s entire portfolio were liquidated at its fair value as of the balance sheet date even though Terra Income Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
Income Taxes:  The Company has elected to operate so as to qualify to be taxed as a RIC as defined under Subchapter M of the Code. Generally, a RIC is not required to pay corporate-level federal income tax on income and gains distributed to stockholders, provided that it distributes at least 90.0% of “investment company taxable income,” as defined in the Code, each year and meets specified source-of-income and asset diversification requirements. Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its qualification to be taxed as a RIC each year. The Company will also be subject to nondeductible federal excise taxes of 4.0% on undistributed income if it does not distribute an amount at least equal to the sum of (i) 98.0% of its ordinary income for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of the calendar year; and (iii) any ordinary income and capital gain net income for the preceding year that were not distributed during such year and on which it paid no federal income tax.
The Company did not have any uncertain tax positions that met the recognition or measurement criteria under accounting for Income Taxes, nor did the Company have any unrecognized tax benefits as of the periods presented herein. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its statements of operations. For the three months ended December 31, 2017 and 2016, the Company did not incur any interest or penalties. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service and the state department of revenue.
Use of Estimates:  The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities

Notes to Financial Statements (Unaudited)

at the date of the financial statements, and reported amounts of income, expenses and gains and losses during the reporting period. Actual results could differ from those estimates, and those differences could be material.
The financial statements include investments at fair value of $54.6 million and $45.8 million at December 31, 2017 and September 30, 2017, respectively, and obligations under participation agreements at fair value of $1.8 million and $1.8 million at December 31, 2017 and September 30, 2017, respectively. These fair values have been determined in good faith by the Board. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments and obligations under participation agreements, and the differences could be material.
Recent Accounting Pronouncements: In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). The core principle of the revenue model is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the goods or services. The Company will adopt ASU 2014-09 on January 1, 2018 using the cumulative effect transition method. The Company does not expect the adoption of ASU 2014-09 to have a material impact on its financial statements and disclosures.
In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (i) the classification and measurement of investments in equity securities and (ii) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. The Company does not expect the adoption of ASU 2016-02 to have a material impact on its financial statements and disclosures.
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”). ASU 2016-02 outlines a new model for accounting by lessees, whereby their rights and obligations under substantially all leases, existing and new, would be capitalized and recorded on the balance sheet. For lessors, however, the accounting remains largely unchanged from the current model, with the distinction between operating and financing leases retained, but updated to align with certain changes to the lessee model and the new revenue recognition standard. The new standard also replaces existing sale-leaseback guidance with a new model applicable to both lessees and lessors. Additionally, the new standard requires extensive quantitative and qualitative disclosures. ASU 2016-02 is effective for U.S. GAAP public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application will be permitted for all entities. The new standard must be adopted using a modified retrospective transition of the new guidance and provides for certain practical expedients. Transition will require application of the new model at the beginning of the earliest comparative period presented. This ASU is not expected to have any impact on the Company’s financial statements as the Company does not have any lease arrangements.
In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, a Consensus of the FASB’s Emerging Issues Task Force (“ASU 2016-15”). ASU 2016-15 provides guidance on how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for annual and interim periods beginning after December 15, 2017. Early adoption is permitted, provided that all of the amendments are adopted in the same period. The guidance requires application using a retrospective transition method. The Company does not expect the adoption of ASU 2016-15 to have a material impact on its financial statements and disclosures.
In October 2016, the SEC adopted new rules and amended rules (together, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The adoption of the Final Rules did not have a material impact on its financial statements and disclosures.
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, a Consensus of the FASB’s Emerging Issues Task Force (“ASU 2016-18”). ASU 2016-18 requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 does not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for public business entities for annual and interim periods beginning after December 15, 2017. For all other entities, ASU 2016-18 is effective for fiscal years beginning after December 15, 2018 and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period, and should be applied using a retrospective transition method. The Company does not expect the adoption of ASU 2016-18 to have a material impact on its financial statements and disclosures.

Notes to Financial Statements (Unaudited)

Note 3. Investments
The following tables show the composition of the investment portfolio, at amortized cost and fair value at December 31, 2017 and September 30, 2017, respectively (with corresponding percentage of total portfolio investments):

	December 31, 2017
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Loans	$26,963,179	49.9%	$27,295,302	50.0%
Loans through participation interest (Note 4)	27,060,371	50.1%	27,314,411	50.0%
Total	$54,023,550	100.0%	$54,609,713	100.0%

	September 30, 2017
	Investments at Amortized Cost	Percentage of Amortized Cost		Investments at Fair Value	Percentage of Fair Value
Loans	$23,297,788	51.6%		$23,675,007	51.7%
Loans through participation interest (Note 4)	21,889,469	48.4%	60;	22,121,382	48.3%
Total	$45,187,257	100.0%		$45,796,389	100.0%
Obligations under Participation Agreements
The Company has elected the fair value option relating to accounting for debt obligations at their fair value for its obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment. The Company employs the same yield approach valuation methodology used for the real-estate related loan investments on the Company’s obligations under participation agreements. As of December 31, 2017 and September 30, 2017, obligations under participation agreements at fair value totaled $1.8 million and $1.8 million, respectively, and the fair value of the loans that are associated with these obligations under participation agreements was $5.8 million and $5.9 million, respectively, (See “Participation Agreements” in Note 4). For the three months ended December 31, 2017 and 2016, there were no repayments on obligations under participation agreements. The weighted average interest rate on the obligations under participation agreements was 13.0% as of both December 31, 2017 and September 30, 2017.
Significant Risk Factors
In the normal course of business, the Company enters into transactions in various financial instruments. The Company’s financial instruments are subject to, but are not limited to, the following risks:
Market Risk
The Company’s investments are highly illiquid and there is no assurance that the Company will achieve its investment objectives, including targeted returns. Due to the illiquidity of the investments, valuation of the investments may be difficult, as there generally will be no established markets for these investments. As the Company’s investments are carried at fair value with fair value changes recognized in the statements of operations, all changes in market conditions will directly affect the Company’s net asset value.
Credit Risk
Credit risk represents the potential loss that the Company would incur if the borrowers failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by limiting exposure to any one individual borrower and any one asset class. Additionally, the Company employs an asset management approach and monitors the portfolio of investments, through, at a minimum, quarterly financial review of property performance including net operating income, loan-to-value, debt service coverage ratio (“DSCR”) and the debt yield. The Company also requires certain borrowers to establish a cash reserve, as a form of additional collateral, for the purpose of providing for future interest or property-related operating payments.
Mezzanine loans and preferred equity investments are subordinate to senior mortgage loans and, therefore, involve a higher degree of risk. In the event of a default, mezzanine loans and preferred equity investments will be satisfied only after the senior lender’s investment is fully recovered. As a result, in the event of a default, the Company may not recover any or all of its investment.
The Company maintains all of its cash at financial institutions which, at times, may exceed the amount insured by the FDIC.

Notes to Financial Statements (Unaudited)

Concentration Risk
The Company holds real estate related investments. Thus, the investment portfolio of the Company may be subject to a more rapid change in value than would be the case if the Company were required to maintain a wide diversification among industries, companies and types of investments. The result of such concentration in real estate assets is that a loss in such investments could materially reduce the Company’s capital.
Liquidity Risk
Liquidity risk represents the possibility that the Company may not be able to sell its positions at a reasonable price in times of low trading volume, high volatility and financial stress.
Interest Rate Risk
Interest rate risk represents the effect from a change in interest rates, which could result in an adverse change in the fair value of the Company’s interest-bearing financial instruments.
Prepayment Risk
Prepayments can either positively or adversely affect the yields on investments. Prepayments on debt instruments, where permitted under the debt documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond the Company’s control, and consequently, such prepayment rates cannot be predicted with certainty. If the Company does not collect a prepayment fee in connection with a prepayment or is unable to invest the proceeds of such prepayments received, the yield on the portfolio will decline. In addition, the Company may acquire assets at a discount or premium and if the asset does not repay when expected, the anticipated yield may be impacted. Under certain interest rate and prepayment scenarios the Company may fail to recoup fully its cost of acquisition of certain investments.
Use of Leverage
As part of the Company’s investment strategy, the Company may borrow and utilize leverage. While borrowing and leverage present opportunities for increasing total return, they may have the effect of potentially creating or increasing losses. For purposes of calculating the asset coverage ratio per unit, the Company considers the obligations under the participation agreements to be senior security.
Valuation Methodology
Market quotations are not readily available for the Company’s real estate-related loan investments, all of which are included in Level 3 of the fair value hierarchy, and therefore these investments are valued utilizing a yield approach, i.e. a discounted cash flow methodology to arrive at an estimate of the fair value of each respective investment in the portfolio using an estimated market yield. In following this methodology, investments are evaluated individually, and management takes into account, in determining the risk-adjusted discount rate for each of the Company’s investments, relevant factors, including available current market data on applicable yields of comparable debt/preferred equity instruments; market credit spreads and yield curves; the investment’s yield; covenants of the investment, including prepayment provisions; the portfolio company’s ability to make payments, net operating income and DSCR; construction progress reports and construction budget analysis; the nature, quality and realizable value of any collateral (and loan-to-value ratio); the forces that influence the local markets in which the asset (the collateral) is purchased and sold, such as capitalization rates, occupancy rates, rental rates and replacement costs; and the anticipated duration of each real estate-related loan investment.
These valuation techniques are applied in a consistent and verifiable manner to all investments that are categorized within Level 3 of the fair value hierarchy and Terra Income Advisors provides the valuation committee of the Board (which is made up exclusively of independent directors) with portfolio security valuations that are based on this discounted cash flow methodology. Valuations are prepared quarterly, or more frequently as needed, with each asset in the portfolio subject to a valuation prepared by a third-party valuation service at a minimum of once during every 12-month period. The valuation committee reviews the preliminary valuation with Terra Income Advisors and, together with an independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee. The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation provided by Terra Income Advisors, the valuation committee and any third-party valuation firm, if applicable.

Notes to Financial Statements (Unaudited)

The following tables present fair value measurements of investments, by major class, as of December 31, 2017 and September 30, 2017, according to the fair value hierarchy:

	December 31, 2017
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$27,295,302	$27,295,302
Loans through participation interest	—	—	27,314,411	27,314,411
Total Investments	$—	$—	$54,609,713	$54,609,713

Obligations under participation agreements	$—	$—	$1,807,503	$1,807,503

	September 30, 2017
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$23,675,007	$23,675,007
Loans through participation interest	—	—	22,121,382	22,121,382
Total Investments	$—	$—	$45,796,389	$45,796,389

Obligations under participation agreements	$—	$—	$1,820,502	$1,820,502
Changes in Level 3 investments for the three months ended December 31, 2017 and 2016 were as follows:

	Three Months Ended December 31, 2017
	Loans	Loans Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of October 1, 2017	$23,675,007	$22,121,382	$45,796,389	$1,820,502
Purchases of investments	3,630,386	5,073,245	8,703,631	—
Net change in unrealized appreciation on investments	(45,095)	22,126	(22,969)	—
Amortization and accretion of investment-related fees, net	32,861	78,074	110,935	635
PIK interest income	—	19,584	19,584	—
Amortization of discount and premium on investments, net	2,143	—	2,143	—
Net change in unrealized appreciation on obligations under participation agreements	—	—	—	(13,634)
Balance as of December 31, 2017	$27,295,302	$27,314,411	$54,609,713	$1,807,503
Net change in unrealized appreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized appreciation on investments and obligations under participation agreements	$(45,095)	$22,126	$(22,969)	$(13,634)

Notes to Financial Statements (Unaudited)

	Three Months Ended December 31, 2016
	Loans	Loans Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of October 1, 2016	$26,723,922	$2,022,814	$28,746,736	$14,560,606
Purchases of investments	4,500,000	7,500,000	12,000,000	—
Net change in unrealized appreciation on investments	169,058	118,854	287,912	—
PIK interest income	86,657	—	86,657	—
Amortization and accretion of investment-related fees, net	(5,654)	(48,918)	(54,572)	39,101
Amortization of discount and premium on investments, net	2,143	—	2,143	—
PIK interest expense	—	—	—	72,186
Net change in unrealized appreciation on obligations under participation agreements	—	—	—	75,965
Balance as of December 31, 2016	$31,476,126	$9,592,750	$41,068,876	$14,747,858
Unrealized appreciation (depreciation) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net unrealized appreciation on investments and obligations under participation agreements	$169,058	$118,854	$287,912	$75,965
Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur. For the three months ended December 31, 2017 and 2016, there were no transfers.
Significant Unobservable Inputs
The following table summarizes the significant unobservable inputs used by the Company to value the Level 3 investments as of December 31, 2017 and September 30, 2017. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

December 31, 2017
		Primary Valuation Technique	Unobservable Input	Range		Weighted
Asset Category	Fair Value			Minimum	Maximum	Average
Assets:
Loans	$27,295,302	Discounted cash flow	Discount rate	11.00%	13.20%	12.37%
Loans through participation interest	27,314,411	Discounted cash flow	Discount rate	12.00%	16.00%	12.90%
Total Level 3 Assets	$54,609,713
Liabilities:
Obligations under Participation Agreements	$1,807,503	Discounted cash flow	Discount rate	13.20%	13.20%	13.20%

September 30, 2017
		Primary Valuation Technique	Unobservable Input	Range		Weighted
Asset Category	Fair Value			Minimum	Maximum	Average
Assets:
Loans	$23,675,007	Discounted cash flow	Discount rate	9.43%	13.00%	11.84%
Loans through participation interest	22,121,382	Discounted cash flow	Discount rate	12.00%	15.00%	12.39%
Total Level 3 Assets	$45,796,389
Liabilities:
Obligations under Participation Agreements	$1,820,502	Discounted cash flow	Discount rate	12.60%	12.60%	12.60%

Notes to Financial Statements (Unaudited)

If the weighted average discount rate used to value the Company’s investments were to increase, the fair value of Company’s investments would decrease. Conversely, if the weighted average discount rate used to value the Company’s investments were to decrease, the fair value of Company’s investments would increase.
Note 4. Related Party Transactions
The Company entered into various agreements with Terra Income Advisors whereby the Company pays and reimburses Terra Income Advisors for certain fees and expenses, and Terra Income Advisors reimburses the Company for excess operating expenses. Additionally, the Company pays Terra Capital Markets certain fees in connection with its Offering. The following table presents a summary of such fees and reimbursements in accordance with the terms of the related agreements:

	Three Months Ended December 31,
	2017	2016
Amounts Included in the Statements of Operations
Base management fees	$392,563	$245,239
Incentive fees on capital gains (1)	(3,389)	42,390
Operating expense reimbursement to Adviser (2)	206,678	115,113
Servicing fees (3)	207,055	—

Commissions, dealer manager fees and transaction charges incurred
Commissions, dealer manager fees and transaction charges (3)(4)	$414,560	$698,478
_______________

(1)
Incentive fees on capital gains are based on 20% of net unrealized capital (losses) gains of $9,335 and $211,947 for the three months ended December 31, 2017 and September 30, 2017, respectively. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.

(2)	Amounts were primarily compensation for time spent supporting the Company’s day-to-day operations.

(3)
As discussed in “Dealer Manager Agreement” below, on September 30, 2017, the Company adopted the Servicing Plan and the Second Amended Dealer Manager Agreement to revise the terms of the servicing fee (which was previously referred to as a transaction charge). The servicing fee is recorded as expense on the statements of operations in the period in which it incurred. Prior to September 30, 2017, the servicing fee was recorded as a reduction to capital.

(4)
Of the amount, $0.3 million and $0.5 million for the three months ended December 31, 2017 and September 30, 2017, respectively, were re-allowed to selected broker-dealers. Amounts were recorded as reductions to capital in excess of par on the statements of assets and liabilities.

Due to / Due from Adviser
The Company determined that it has the right of offset on the amounts due to and due from Terra Income Advisors under the guidance in ASC Topic 210 — Balance Sheet. As such, the net amount is presented as Due to Adviser, net on the statements of assets and liabilities. The following table presents a summary of Due to Adviser, net as of December 31, 2017 and September 30, 2017:

	December 31, 2017	September 30, 2017
Due to Adviser:
Organization and offering costs	$39,943	$119,936
Reimbursable costs - marketing and other operating expense	9,920	9,920
Base management fee and expense reimbursement payable	396,516	495,990
Incentive fees on capital gains	114,998	118,387
	561,377	744,233
Due from Adviser:
Offering costs paid by Terra Income Fund 6, Inc.	4,700	36,306
Due to Adviser, net	$556,677	$707,927

Notes to Financial Statements (Unaudited)

Management and Incentive Fee Compensation to Adviser
On April 20, 2015, the Company entered into the Investment Advisory Agreement with Terra Income Advisors, a subsidiary of Terra Capital Partners, the Company’s sponsor. Terra Income Advisors is responsible for the Company’s day-to-day operations. Pursuant to the Investment Advisory Agreement, Terra Income Advisors is paid for its services in two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of the Company’s average gross assets. The base management fee is payable quarterly in arrears and calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters.
The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to Terra Income Advisors under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to Terra Income Advisors in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.0% (8.0% annualized);

•
100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors, all or any portion of which may be waived or deferred in Terra Income Advisors’ discretion. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the “catch-up.” The catch-up provision is intended to provide Terra Income Advisors with an incentive fee of 20.0% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

•
20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors once the hurdle rate is reached and the catch-up is achieved.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
The services provided by Terra Income Advisors include, but are not limited to, accounting and administrative services. The Company is expected to reimburse Terra Income Advisors for the costs incurred by Terra Income Advisors to provide these services.
Operating Expenses
The Company reimburses Terra Income Advisors for operating expenses incurred in connection with administrative services provided to the Company, including compensation to administrative personnel. The Company does not reimburse Terra Income Advisors for personnel costs in connection with services for which Terra Income Advisors receives a separate fee. In addition, the Company does not reimburse the Terra Income Advisors for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Terra Income Advisors.

Notes to Financial Statements (Unaudited)

Organization and Offering Expenses
For the three months ended December 31, 2017 and 2016, Terra Income Advisors did not incur organization costs on behalf of the Company.
As of December 31, 2017 and September 30, 2017, Terra Income Advisors incurred cumulative organization costs of $0.2 million and $0.2 million, respectively, and cumulative offering costs of $3.2 million and $3.0 million, respectively, on behalf of the Company. Offering expenses consist of costs paid by Terra Income Advisors that are directly related to the registration and offering of the Company’s shares, including registration fees, legal fees and printing costs. Organization costs include those expenses paid by Terra Income Advisors for the legal organization, drafting and filing of the Company’s charter and other governance documents and include, but are not limited to, legal, accounting and filing fees.
Upon meeting the Minimum Offering Requirement, Terra Income Advisors is responsible for the payment of the Company’s cumulative organization and offering expenses to the extent such expenses exceed 1.5% of the gross proceeds from the Offering, without recourse against or reimbursement by the Company. As a result, Terra Income Advisors will bear all organization and offering expenses in excess of 1.5% of the gross proceeds from the Offering. As of December 31, 2017, the Company is responsible for $1.4 million of the cumulative offering and organization costs incurred by Terra Income Advisors. As of December 31, 2017 and September 30, 2017, the amount due to Terra Income Advisors related to the offering and organization costs amounted to $0.1 million and $0.1 million, respectively, and is included in Due to Adviser, net on the statements of assets and liabilities. For the three months ended December 31, 2017 and 2016, the Company made reimbursement payments of $0.1 million and $0.3 million, respectively, to Terra Income Advisors for offering costs incurred on behalf of the Company.
Dealer Manager Agreement
On April 20, 2015, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Terra Capital Markets, an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As dealer manager, Terra Capital Markets is responsible for marketing the Company’s shares being offered pursuant to the Offering. In this role, it manages a group of selling dealers, including other unaffiliated broker-dealers who enter into Selected Dealer Arrangements with Terra Capital Markets. Terra Capital Markets received selling commissions of 6.0% of gross proceeds from the Offering, dealer manager fees of up to 3.0% of gross proceeds from the Offering, and broker-dealer fees of up to 1.0% of gross proceeds from the Offering for reimbursement of marketing and expenses, in connection with the sale of shares of common stock in the Offering, all or a portion of which may be re-allowed to selected broker-dealers.
On April 27, 2016, the Company adopted an amended and restated dealer manager agreement (the “Amended Dealer Manager Agreement”). Under the terms of the Amended Dealer Manager Agreement, Terra Capital Markets receives selling commissions of 3.0% of gross proceeds from the Offering, dealer manager fees of up to 1.5% of the gross proceeds from the Offering, and broker-dealer fees of up to 1.0% of gross proceeds from the Offering for reimbursement of marketing and expenses, in connection with the sale of shares of the Company’s common stock in the Offering, all or a portion of which may be re-allowed to selected broker-dealers. In addition, Terra Capital Markets received a transaction charge at an annual rate of 1.125% of gross offering proceeds, excluding shares sold through the DRIP, all or a portion of which may be re-allowed to selected broker-dealers for services performed in connection with the distribution of the Company’s shares. The transaction charge was payable annually with respect to each share sold in the primary offering on the first, second, third, and fourth anniversaries of the month of purchase. In connection with the adoption of the Amended Dealer Manager Agreement, Terra Capital Markets reimbursed the Company $1.3 million for commissions and dealer manager fees the Company paid related to the shares sold on and prior to February 20, 2016, the last stockholder admittance date prior to the adoption of the Amended Dealer Manager Agreement. The reimbursement amount would be paid back to Terra Capital Markets on the first, second, third and fourth anniversaries of the months of purchase.
On September 30, 2017, the Board adopted the Servicing Plan and the Second Amended Dealer Manager Agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the Servicing Plan, Terra Capital Markets receives a servicing fee at an annual rate of 1.125% of the most recently published net asset value per share of the Company’s common stock, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. Terra Capital Markets, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. The Servicing Plan will remain in effect for so long as such continuance is approved quarterly by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Servicing Plan or in any agreements entered into in connection therewith. In addition, the Boards will review all payments made pursuant to the Servicing Plan at least quarterly. The Company will no longer incur the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in the Offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs.

Notes to Financial Statements (Unaudited)

Expense Support Agreement
On June 30, 2015, the Company entered into an expense support agreement (the “Expense Support Agreement”) with Terra Income Advisors, whereby Terra Income Advisors may pay up to 100% of the Company’s costs and expenses, including all fees payable to Terra Income Advisors pursuant to the Investment Advisory Agreement from inception until the Company and Terra Income Advisors mutually agree otherwise. This payment (the “Expense Support Payment”) for any month shall be paid by Terra Income Advisors to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts due from the Company to Terra Income Advisors. The purpose of the Expense Support Payment is to reduce offering and operating expenses until the Company has achieved economies of scale sufficient to ensure that the Company is able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to the Expense Support Agreement include expenses as defined by U.S. GAAP, including, without limitation, fees payable to Terra Income Advisors and interest on indebtedness for such period, if any.
Pursuant to the terms of the Expense Support Agreement, the Company has agreed to reimburse Terra Income Advisors for each Expense Support Payment within three years after such Expense Support Payment is made by Terra Income Advisors. Reimbursement shall be made as promptly as possible on a date mutually agreed to by the Company and Terra Income Advisors provided that (i) the operating expense ratio, defined as operating expenses excluding organization and offering expenses, base management fee, incentive fee and any interest expense attributable to indebtedness by the Company (“Net Operating Expenses”) expressed as a percentage of the Company’s net assets on the relevant measurement date, as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Support Payment date attributable to such specified Expense Support Payment, (ii) the annualized distribution rate as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Support Payment date attributable to such specified Expense Support Payment; (iii) such Reimbursement Date is not later than three years following such specified Expense Support Payment date; and (iv) the Expense Support Payment does not cause the Company’s Net Operating Expenses to exceed 1.5% of the Company’s net assets attributable to common shares, after taking such reimbursement into account. Terra Income Advisors is entitled to reimbursement of all previously unreimbursed Expense Support Payments in the event of termination of the Expense Support Agreement.
The following table provides information regarding the expenses that the parties to the agreement determined would be incurred by Terra Income Advisors pursuant to the Expense Support Agreement:

Three months ended	Amount of Expense Reimbursement Payment	Annualized Operating Expense Ratio as of the Date of Expense Reimbursement Payment	Annualized Rate of Distributions Per Share (1)	Reimbursement Eligibility Expiration
June 30, 2015	$515,813	24.53%	8.00%	June 30, 2018
September 30, 2015	1,174,487	66.63%	8.00%	September 30, 2018
December 31, 2015 (2)	576,755	15.60%	8.00%	November 30, 2018
_______________

(1)
The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of the date each payment was made (which is calculated by annualizing the regular daily cash distribution per share as of the date each payment was made without compounding), divided by the Company’s public offering price per share as of the date each payment was made.

(2)
The expense reimbursement payment amount of $576,755 represents the total of the twice monthly expense reimbursement payments through November 30, 2015. The annualized operating expense ratio of 15.60% represents the ratio average of such twice monthly expense reimbursement payment dates.

Participation Agreements
The Company may enter into participation agreements with related and unrelated parties, primarily other affiliated funds of Terra Income Advisors. The participation agreements provide the Company with the opportunity to invest along the same terms, conditions, price and rights in the specified investment. The purpose of the participation agreements is to allow the Company and an affiliate to originate a specified investment when, individually, the Company does not have the liquidity to do so or to achieve a certain level of portfolio diversification. The Company may transfer portions of its investments to other participants or it may be a participant to an investment held by another entity.
ASC Topic 860, Transfers and Servicing, establishes accounting and reporting standards for transfers of financial assets. ASC 860-10 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Company has determined that the participation agreements it enters into are accounted for as secured borrowings under ASC Topic 860 (see “Participation Interests” in Note 2 and “Obligations under Participation Agreements” in Note 3).

Notes to Financial Statements (Unaudited)

Participation interest purchased by the Company: The below tables list the investment interests participated by the Company via participation agreement (each, a “PA”) as of December 31, 2017 and September 30, 2017. In accordance with the terms of each PA, each Participant’s rights and obligations, including interest income and other income (e.g., exit fee and prepayment income) and related fees/expenses are based upon its respective pro-rata participation interest in such investments, as specified in the respective PA. The Company’s share of the investment is repayable only from the proceeds received from the related borrower/issuer of the investment, and therefore the Company is also subject to the credit risk (i.e., risk of default by the underlying borrower/issuer).
Pursuant to each PA, the affiliated fund receives and allocates the interest income and other related investment incomes in respect of the investment to the Company. The Company pays related expenses (i.e., the base management fee) directly to Terra Income Advisors.

	Participating Interests at December 31, 2017	December 31, 2017		September 30, 2017
		Principal Balance	Fair Value	Principal Balance	Fair Value
TSG-Parcel 1, LLC (1)	11.1%	$2,000,000	$2,019,799	$2,000,000	$2,019,339
140 Schermerhorn Street Mezz LLC (1)	50.0%	7,500,000	7,565,632	7,500,000	7,565,359
OHM Atlanta Owner, LLC (1)	40.8%	11,224,490	11,330,499	10,000,000	10,091,628
NB Factory JV, LLC (1)	68.0%	2,445,056	2,445,056	2,445,056	2,445,056
CGI 1100 Biscayne Management Holdco, LLC (1)	16.0%	3,919,584	3,953,425	—	—
Total		$27,089,130	$27,314,411	$21,945,056	$22,121,382
_______________

(1)	Participation held in the name of Terra Property Trust, Inc., an affiliated fund managed by Terra Income Advisors.

(2)	The principal amount includes PIK interest of $19,584 as of December 31, 2017.

Transfers of participation interests by the Company: The following table summarizes the investments that were subject to PAs with investment partnerships affiliated with Terra Income Advisors as of December 31, 2017 and September 30, 2017:

			December 31, 2017
			Transfers treated as obligations under participation agreements
	Principal	Fair Value	% Transferred	Principal	Fair Value
KOP Hotel XXXI Mezz, LP. (1)	$5,800,000	$5,824,178	31.0%	$1,800,000	$1,807,503

			September 30, 2017
			Transfers treated as obligations under participation agreements
	Principal	Fair Value	% Transferred	Principal	Fair Value
KOP Hotel XXXI Mezz, LP. (1)	$5,800,000	$5,878,111	31.0%	$1,800,000	$1,820,502
_______________

(1)	Participant is Terra Property Trust, Inc.
As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, the Company may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has granted the Company exemptive relief permitting it, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of Terra Income Advisors, including the Terra Income Funds, Terra Property Trust, and any future BDC or closed-end management investment company that is registered under the 1940 Act and is advised by Terra Income Advisors or its affiliated investment advisers (the “Co-Investment Affiliates”). However, the Company will be prohibited from engaging in certain transactions with its affiliates even under the terms of this exemptive order. The Company believes this relief will not only enhance its ability to further its investment objectives and strategy, but may also increase favorable investment

Notes to Financial Statements (Unaudited)

opportunities for the Company, in part by allowing the Company to participate in larger investments, together with its Co-Investment Affiliates, than would be available to the Company if it had not obtained such relief.
Note 5. Commitments and Contingencies
In the ordinary course of business, the Company may enter into future funding commitments, which are subject to the borrower meeting certain performance-related metrics that are monitored by the Company. As of December 31, 2017 and September 30, 2017, the Company had $2.2 million and $4.6 million of unfunded commitments. The Company expects to maintain sufficient cash on hand to fund such unfunded commitments.
The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of Terra Income Advisors has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4. “Related Party Transactions”, for a discussion of the Company’s commitments to Terra Income Advisors.
Note 6. Income Taxes
The Company has elected to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, is not subject to federal income tax on the portion of taxable income distributed to stockholders.
In order to maintain its qualification to be taxed as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code, each year. Because federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.
On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law, generally applying in taxable years beginning after December 31, 2017. See Part II — Other Information—Item 1A. Risk Factor for more information about this new law.
The following table reconciles net increase (decrease) in net assets resulting from operations to taxable income (loss):

	Three Months Ended December 31,
	2017	2016
Net increase (decrease) in net assets resulting from operations	$324,055	$(344,779)
Net change in unrealized appreciation on investments	22,969	(287,912)
Net change in unrealized appreciation on obligations under participation agreements	(13,634)	75,965
Amortization of deferred offering costs	—	167,177
Incentive fees on capital gains	(3,389)	42,390
Other temporary differences (1)	(62,109)	53,391
Total taxable loss	$267,892	$(293,768)
_______________

(1)	Other temporary differences primarily related to capitalization and amortization of transaction related fees.

Notes to Financial Statements (Unaudited)

The following table reflects, for tax purposes, the estimated sources of the cash distributions that the Company has paid on its common stock during the three months ended December 31, 2017 and 2016:

	Three Months Ended December 31,
	2017		2016
Source of Distribution	Distribution Amount (1)	Percentage	Distribution Amount (1)	Percentage
Return of capital	$1,461,001	84.5%	$1,123,928	100.0%
Net investment income	267,892	15.5%	—	—%
Distributions on a tax basis:	$1,728,893	100.0%	$1,123,928	100.0%
_______________

(1)
The Distribution Amount and Percentage reflected for the three months ended December 31, 2017 are estimated figures. The actual source of distributions for the year ended September 30, 2018 will be calculated in connection with the Company’s year-end procedures.

As of December 31, 2017, the Company did not have differences between book basis and tax basis cost of investments.
Note 7. Directors’ Fees
The Company’s directors who do not serve in an executive officer capacity for the Company or Terra Income Advisors are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson. These directors receive an annual fee of $20,000, plus $2,500 for each board meeting attended in person, $1,000 for each board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the audit committee receives an annual fee of $7,500 and the chairman of each of the nominating and corporate governance and the valuation committees, and any other committee, receives an annual fee of $2,500 for their additional services. For the three months ended December 31, 2017 and 2016, the Company recorded $34,625 and $24,125, respectively, for directors’ fees expense.
The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with the Company policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The Company does not pay compensation to the directors who also serve in an executive officer capacity for the Company or Terra Income Advisors.
Note 8. Capital
The Company entered into a stock purchase agreement with Terra Capital Partners, the Company’s sponsor. On September 19, 2014, pursuant to a private placement, Terra Capital Partners contributed cash consideration of $125,000 to purchase approximately 11,111 shares of common stock at $11.25 per share. On October 20, 2014, pursuant to a private placement, Terra Capital Partners contributed an additional $50,000 in cash to purchase approximately 4,445 additional shares of common stock at $11.25 per share. As of December 31, 2017, the Company had 8,211,549 shares of common stock outstanding.
On February 25, 2015, the Board determined to change the initial offering price from $10.00 per share to $12.50 per share. As a result, on February 26, 2015, the Company effected a reverse stock split to account for the change in the Company’s offering price since the initial investment by Terra Capital Partners. As such, all share references reflect this reverse stock split.
On May 1, 2015, Terra Capital Partners contributed cash of $275,000 to purchase approximately 24,444 additional shares from the Offering at a per share price of $11.25, which price represents the public offering price of $12.50 per share, net of selling commissions, broker-dealer fees and dealer manager fees. This contribution, in addition to the initial capital contributions, fulfilled Terra Capital Partners’ commitment to contribute total seed capitalization of $450,000.
On November 11, 2015, and effective December 1, 2015, the Board approved a change to a certain aspect of the Company’s share pricing policy such that, once it raised gross offering proceeds in excess of $125 million, or prior to then in the sole discretion of the Board, in the event of a material decline in NAV per share, which the Company’s considers to be a 2.5% decrease below the then-current net offering price, the Company will reduce the offering price to establish a new net offering price not more than 2.5% above the NAV per share.

On January 13, 2017, the Company decreased the public offering price of its common stock from $12.50 per share to $10.90 per share. The decrease in the public offering price was effective as of the Company’s January 17, 2017 bi-monthly closing and first applied to subscriptions received from January 1, 2017 through January 16, 2017.
On November 16, 2017, the Board approved a share repurchase offer pursuant to the Company’s share repurchase program to purchase 111,881 shares of the Company’s common stock at $10.0 per share. From the commencement of the share repurchase program on November 24, 2017 through the end of the program on December 29, 2017, the Company repurchased 65,456 shares of its common stock for $0.7 million.
As of December 31, 2017 and September 30, 2017, the Company had unsettled subscription proceeds of $0.3 million and $0.2 million, respectively, which is reflected as payable for unsettled stock subscriptions on the Company’s statements of assets and liabilities.
Note 9. Net Increase (Decrease) in Net Assets
Income (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2017 and September 30, 2017, there were no dilutive shares.
The following information sets forth the computation of the weighted average net increase (decrease) in net assets per share from operations for the three months ended December 31, 2017 and 2016:

	Three Months Ended December 31,
Basic	2017	2016
Net increase (decrease) in net assets resulting from operations	$324,055	$(344,779)
Weighted average common shares outstanding	7,869,435	4,475,224
Net increase (decrease) in net assets per share resulting from operations	$0.04	$(0.08)
Note 10. Distributions
Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.
The following table reflects the Company’s distributions for the three months ended December 31, 2017 and 2016:

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Three Months Ended December 31, 2017
October 20, 2017	October 31, 2017	$0.002389	$379,643	$182,495	$562,138
November 20, 2017	November 30, 2017	0.002389	383,269	182,003	565,272
December 20, 2017	December 31, 2017	0.002389	406,236	195,247	601,483
			$1,169,148	$559,745	$1,728,893

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Three Months Ended December 31, 2016
October 20, 2016	October 31, 2016	$0.002733	$237,090	$123,938	$361,028
November 20, 2016	November 30, 2016	0.002733	242,959	123,376	366,335
December 20, 2016	December 31, 2016	0.002733	264,315	132,250	396,565
			$744,364	$379,564	$1,123,928

Notes to Financial Statements (Unaudited)

Note 11. Financial Highlights
The following is a schedule of financial highlights for the three months ended December 31, 2017 and 2016:

	Three Months Ended December 31,
	2017	2016
Per share data:
Net asset value at beginning of period	$10.00	$10.06
Results of operations (1):
Net investment income (loss)	0.04	(0.12)
Net change in unrealized appreciation on investments	—	0.06
Net change in unrealized appreciation on obligations under participation agreements	—	(0.02)
Net increase (decrease) in net assets resulting from operations	0.04	(0.08)
Stockholder distributions (2):
Distributions from return of capital	(0.19)	(0.25)
Distributions from net investment income	(0.03)	—
Net decrease in net assets resulting from stockholder distributions	(0.22)	(0.25)
Capital share transactions:
Other (3)	0.04	0.19
Net increase in net assets resulting from capital share transactions	0.04	0.19
Net asset value, end of period	$9.86	$9.92
Shares outstanding at end of period	8,211,549	4,870,948
Total return (4)	0.71%	0.71%
Ratio/Supplemental data:
Net assets, end of period	$80,971,039	$48,325,956
Ratio of net investment income (loss) to average net assets	1.69%	(4.87)%
Ratio of operating expenses to average net assets	7.58%	4.30%
Portfolio turnover	—%	—%
_______________

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(3)
The continuous issuance of shares of common stock in the Offering as well as pursuant to the DRIP may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of the net asset value per share on each subscription closing date. In addition, the timing of the Company’s sales of shares during the year also impacted the net asset value per share.

(4)
Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. Total return is not annualized for periods less than a year.

Note 12. Subsequent Events
The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that there are no material events that would require adjustment to or disclosure in the Company’s financial statements other than those listed below.
From January 1, 2018 through February 8, 2018, the Company has issued 234,380 shares of common stock, including shares issued pursuant to the DRIP. The gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $2.3 million.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
The information contained in this section should be read in conjunction with our unaudited financial statements and related notes thereto and other financial information included elsewhere in this quarterly report on Form 10-Q. In this report, “we,” “us” and “our” refer to Terra Income Fund 6, Inc.
FORWARD-LOOKING STATEMENTS
Some of the statements in this quarterly report on Form 10-Q constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this quarterly report on Form 10-Q may include, but are not limited to, statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•
actual and potential conflicts of interest with any of the following affiliated entities: Terra Income Advisors, LLC, our investment adviser (“Terra Income Advisors”); Terra Capital Partners, LLC, our sponsor; Terra Secured Income Fund, LLC and, together with Terra Secured Income Fund 2, LLC, Terra Secured Income Fund 3, LLC, Terra Secured Income Fund 4, LLC, Terra Secured Income Fund 5, LLC, Terra Secured Income Fund 5 International, Terra Income Fund International and Terra Secured Income Fund 7, LLC, the “Terra Income Funds”; Terra Property Trust, Inc., a subsidiary of Terra Secured Income 5, LLC; Terra Property Trust 2, Inc., a subsidiary of Terra Secured Income Fund 7, LLC; Terra Capital Advisors, LLC; Terra Capital Advisors 2, LLC; Terra Income Advisors 2, LLC; or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on our investments;

•	our use of financial leverage;

•	the ability of Terra Income Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of Terra Income Advisors or its affiliates to attract and retain highly talented professionals;

•
our ability to elect to be taxed as, and maintain thereafter, our qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and as a business development company under the Investment Company Act of 1940;

•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we invest.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this quarterly report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in our Annual Report on Form 10-K. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.
We have based the forward-looking statements included in this quarterly report on Form 10-Q on information available to us on the date of this quarterly report on Form 10-Q. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Stockholders are advised to consult any additional disclosures that we may make directly to stockholders or through reports that we may file in the future with the Securities and Exchange Commission (the “SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this quarterly report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Overview
We were incorporated under the general corporation laws of the State of Maryland on May 15, 2013 and commenced operations on June 24, 2015, upon the raising of gross proceeds in excess of $2.0 million from sales of shares of our common stock in our continuous public offering, including sales to persons who are affiliated with us or Terra Income Advisors (the “Minimum Offering Requirement”). We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and have elected to be taxed for federal income tax purposes, beginning with our taxable year ended September 30, 2015, and to qualify annually thereafter, as a RIC under Subchapter M of the Code. Prior to satisfying the Minimum Offering Requirement, we had no operations except for matters relating to our organization and registration.
Our investment activities are externally managed by Terra Income Advisors and supervised by our board of directors (the “Board”), a majority of whom are independent. Under the investment advisory and administration services agreement (the “Investment Advisory Agreement”), we have agreed to pay Terra Income Advisors an annual base management fee based on our average quarterly gross assets, as well as incentive fees based on our performance. See “— Related Party Transactions — Compensation of Terra Income Advisors and Terra Capital Markets” below.
Also, we have agreed to pay selling commissions, broker-dealer fees, a dealer manager fee and transaction charges (formerly referred to as distribution fees), and to reimburse Terra Income Advisors for our organization and offering expenses up to a maximum amount equal to 1.5% of the gross proceeds from our continuous public offering of our company stock (the “Offering”). Terra Income Advisors will bear all organization and offering expenses in excess of this amount.
Our primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. Our investment strategy is to use substantially all of the proceeds of the Offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act. We may also purchase select commercial real estate-related debt securities, such as commercial mortgage-backed securities or collateralized debt obligations; provided, however, that we will select all investments after considering our ability to continue to qualify to be taxed as a RIC.
The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective borrowers, the level of refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. The timing of investing the proceeds from our Offering depends on the availability of investment opportunities that are consistent with our investment objective and strategies and restrictions imposed by the RIC diversification requirements. Any distributions we make prior to the time that all capital raised has been deployed may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.
Our management is not aware of any material trends or uncertainties, favorable or unfavorable, which may reasonably be anticipated to have a material impact on the capital resources and the revenue or income to be derived from our assets.
Revenues
We generate revenue primarily in the form of interest on the debt securities that we hold. We make debt investments that bear interest at fixed and floating rates. Interest on debt securities is generally payable monthly. The principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of exit fees payable upon repayment of the loans we hold, origination fees for loans we originate, commitment and other fees in connection with transactions, all of which are recorded as interest income. As prepayment(s), partial or full, occurs on an investment, prepayment income is recognized. Preferred returns earned on any preferred equity investments, if any, is recognized on an accrual basis to the extent that we expect to collect such amounts.
Expenses
Our primary operating expenses include interest expense from obligations under participation agreements, professional fees, marketing expenses, payment of adviser fees and reimbursement of expenses to Terra Income Advisors and other expenses necessary for our operations. We bear other expenses, which include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating our net asset value (“NAV”), including the related fees and cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;< /div>

•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs;

•	making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	servicing fees;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;

•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs, including those relating to printing of stockholder reports and advertising or sales materials, mailing and long distance telephone expenses;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;

•	costs associated with our chief compliance officer;

•	brokerage commissions for our investments; and

•
all other expenses incurred by us or Terra Income Advisors in connection with administering our investment portfolio, including expenses incurred by Terra Income Advisors in performing certain of its obligations under the Investment Advisory Agreement.

We reimburse Terra Income Advisors for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) Terra Income Advisors’ actual costs incurred in providing such services and (ii) the amount that the Board, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Terra Income Advisors is required to allocate the cost of such services to us based on objective factors, such as total assets, revenues, time allocations and/or other reasonable metrics. The Board then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available.

In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to Terra Income Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse Terra Income Advisors for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Terra Income Advisors.
Net Investment Portfolio
The tables below present our investment portfolio on a net investment basis, which represents our proportionate share of the investments, based on our economic ownership of these investments. This measure is used in reports to our executive management and is used as a component to the asset base from which we calculate our base management fee. We believe that this measure provides useful information to investors because it represents our total assets under management and the financial exposure of each investment individually.

	December 31, 2017
	Gross Investments		Transfers Treated as Obligations Under Participation Agreements		Net Investments
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair value
OHM Atlanta Owner, LLC	$11,227,457	$11,330,499	$—	$—	$11,227,457	$11,330,499
Residential X Mezz Concord LLC and Center Associates Mezz LLC	7,807,248	7,979,422	—	—	7,807,248	7,979,422
140 Schermerhorn Street Mezz LLC	7,481,045	7,565,632	—	—	7,481,045	7,565,632
KOP Hotel XXXI Mezz, LP.	5,788,180	5,824,178	1,796,332	1,807,503	3,991,848	4,016,675
YIP Santa Maria LLC	4,488,904	4,567,618	—	—	4,488,904	4,567,618
CGI 1100 Biscayne Management Holdco, LLC	3,886,813	3,953,425	—	—	3,886,813	3,953,425
GAHC3 Lakeview IN Medical Plaza, LLC	3,438,847	3,438,847	—	—	3,438,847	3,438,847
Dwight Mezz II LLC	3,000,000	3,000,000	—	—	3,000,000	3,000,000
NB Factory JV, LLC	2,445,056	2,445,056	—	—	2,445,056	2,445,056
Hertz Clinton One Mezzanine, LLC	2,440,000	2,485,237	—	—	2,440,000	2,485,237
TSG-Parcel 1, LLC	2,020,000	2,019,799	—	—	2,020,000	2,019,799
	$54,023,550	$54,609,713	$1,796,332	$1,807,503	$52,227,218	$52,802,210

	September 30, 2017
	Gross Investments		Transfers Treated as Obligations Under Participation Agreements		Net Investments
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair value
OHM Atlanta Owner, LLC	$9,955,647	$10,091,628	$—	$—	$9,955,647	$10,091,628
140 Schermerhorn Street Mezz, LLC	7,468,766	7,565,359	—	—	7,468,766	7,565,359
KOP Hotel XXXI Mezz, LP.	5,786,133	5,866,063	1,795,696	1,820,502	3,990,437	4,045,561
YIP Santa Maria, LLC	4,481,473	4,538,492	—	—	4,481,473	4,538,492
Residential X Mezz Concord, LLC and Center Associates Mezz, LLC	4,175,118	4,315,751	—	—	4,175,118	4,315,751
GAHC3 Lakeview IN Medical Plaza, LLC	3,417,207	3,428,041	—	—	3,417,207	3,428,041
Dwight Mezz II, LLC	3,000,000	3,000,000	—	—	3,000,000	3,000,000
NB Factory JV, LLC	2,445,056	2,445,056	—	—	2,445,056	2,445,056
Hertz Clinton One Mezzanine, LLC	2,437,857	2,526,660	—	—	2,437,857	2,526,660
TSG-Parcel 1, LLC	2,020,000	2,019,339	—	—	2,020,000	2,019,339
	$45,187,257	$45,796,389	$1,795,696	$1,820,502	$43,391,561	$43,975,887

	Three Months Ended December 31,
	2017		2016
	Weighted Average Principal Amount	Weighted Average Coupon Rate	Weighted Average Principal Amount	Weighted Average Coupon Rate
Gross investments	$50,620,132	12.5%	$34,423,584	13.1%
Obligations under participation agreements	(1,800,000)	13.0%	(14,300,000)	13.9%
Net investments	$48,820,132	12.5%(1)	$20,123,584	12.6%(1)
_______________

(1)
Represents net interest income over the period calculated using the weighted average coupon rate and weighted average principal amount shown on the table (interest income on the investments less interest expense) divided by the weighted average principal amount of the net investments during the period.

Portfolio Investment Activity
For the three months ended December 31, 2017 and 2016, we invested $8.7 million and $12.0 million in new loans, respectively, and had no repayments, resulting in net gross investments made of $8.7 million and $12.0 million, respectively, for the periods.
Our portfolio composition, based on fair value at December 31, 2017 and September 30, 2017 was as follows:

	December 31, 2017		September 30, 2017
	Percentage of Total Portfolio	Weighted Average Yield (1)	Percentage of Total Portfolio	Weighted Average Yield (1)
Loans	50.0%	12.4%	51.7%	12.4%
Loans through participation interest (Note 4)	50.0%	12.8%	48.3%	12.3%
Total	100.0%	12.6%	100.0%	12.4%
_______________

(1)	Based upon the principal value of our debt investments.
The following table shows the portfolio composition by property type grouping based on fair value at December 31, 2017 and September 30, 2017:

	December 31, 2017		September 30, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Hotel	$21,910,853	40.2%	$17,969,914	39.2%
Land	13,350,298	24.4%	12,110,967	26.5%
Office	5,924,084	10.8%	5,954,701	13.0%
Student housing	5,445,056	10.0%	5,445,056	11.9%
Multifamily	7,979,422	14.6%	4,315,751	9.4%
Total	$54,609,713	100.0%	$45,796,389	100.0%
The following table presents the fair value measurements at December 31, 2017 and September 30, 2017:

	December 31, 2017		September 30, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Loans	$27,295,302	50.0%	23,675,007	51.7%
Loans through participation interest (Note 4)	27,314,411	50.0%	22,121,382	48.3%
Total	$54,609,713	100.0%	45,796,389	100.0%

Obligations under Participation Agreements
We may enter into participation agreements with related and unrelated parties, primarily other affiliated funds of our sponsor. The participation agreements provide us with the opportunity to invest along the same terms, conditions, price, and rights in the specified investment. The purpose of the participation agreements is to allow us and an affiliate to originate a specified investment when, individually, we do not have the liquidity to do so or to achieve a certain level of portfolio diversification. We may transfer portions of our investments to other participants or we may be a participant to an investment held by another entity.
Certain partial loan sales do not qualify for sale accounting under Accounting Standard Codification (“ASC”) Topic 860 – Transfers and Servicing (“ASC Topic 860”) because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying statements of assets and liabilities and the portion transferred is recorded as obligations under participation agreements in the liabilities section of the statements of assets and liabilities.
As of December 31, 2017 and September 30, 2017, obligations under participation agreements at fair value totaled $1.8 million and $1.8 million, respectively, and the fair value of the loans that are associated with these obligations under participation agreements was $5.8 million and $5.9 million, respectively. During the three months ended December 31, 2017 and 2016, there were no repayments on obligations under participation agreements. The weighted average interest rate on our obligations under participation agreements was 13.0% as of both December 31, 2017 and September 30, 2017.
Results of Operations
We were formed on May 15, 2013 and commenced operations on June 24, 2015. Our management is not aware of any material trends or uncertainties, favorable or unfavorable, other than national economic conditions affecting our target portfolio, which may be reasonably anticipated to have a material impact of the capital resources and the revenue or income to be derived from the operations of our net assets.
Operating results for the three months ended December 31, 2017 and 2016 were as follows:

	Three Months Ended December 31,
	2017	2016	Change
Total investment income	$1,823,887	$1,397,465	$426,422
Total operating expenses	1,490,497	1,954,191	(463,694)
Net investment income (loss)	333,390	(556,726)	890,116
Net change in unrealized appreciation on investments	(22,969)	287,912	(310,881)
Net change in unrealized appreciation on obligations under participation agreements	13,634	(75,965)	89,599
Net increase (decrease) in net assets resulting from operations	$324,055	$(344,779)	$668,834
Investment Income
The composition of our investment income for the three months ended December 31, 2017 and 2016 were as follows:

	Three Months Ended December 31,
	2017	2016	Change
Interest income	$1,787,889	$1,382,465	$405,424
Other fee income	35,998	15,000	20,998
Total investment income	$1,823,887	$1,397,465	$426,422
Interest Income
For the three months ended December 31, 2017 as compared to the same period in 2016, interest income increased by $0.4 million, primarily due to higher weighted-average investment balance partially offset by lower weighted-average interest rate on the investments. For the three months ended months ended December 31, 2017, our weighted-average investment balance was approximately $50.6 million and weighted-average annual interest rate on the investments was 12.5%, compared to weighted-average investment balance of approximately $34.4 million and weighted-average annual interest rate of the investments of 13.1% for the same period in 2016. As we continue to invest our net proceeds from the Offering, our investment portfolio will continue to grow.

Operating Expenses
The composition of our operating expenses for the three months ended December 31, 2017 and 2016 were as follows:

	Three Months Ended December 31,
	2017	2016	Change
Base management fees	$392,563	$245,239	$147,324
Operating expense reimbursement to Adviser	206,678	115,113	91,565
Servicing fees	207,055	—	207,055
Incentive fees on capital gain	(3,389)	42,390	(45,779)
Professional fees	299,661	291,731	7,930
Marketing expenses	235,598	362,253	(126,655)
Interest expense from obligations under participation agreements	60,435	621,265	(560,830)
Amortization of offering costs	—	167,177	(167,177)
Insurance expense	53,469	53,466	3
Directors’ fees	34,625	24,125	10,500
General and administrative expenses	3,802	31,432	(27,630)
Total operating expenses	$1,490,497	$1,954,191	$(463,694)
For the three months ended December 31, 2017 as compared to the same period in 2016, total operating expenses decreased by $0.5 million, for the reasons stated below.
Base Management Fees
Under the Investment Advisory Agreement, we pay Terra Income Advisors a base management fee, which is calculated at an annual rate of 2.0% of our average gross assets.
For the three months ended December 31, 2017 as compared to the same period in 2016, base management fees increased by $0.1 million due to an increase in our gross assets. We expect our gross assets to continue to increase as we continue to raise funds in our Offering.
Operating Expense Reimbursement to Adviser
Under the Investment Advisory Agreement, we reimburse Terra Income Advisors for operating expenses incurred in connection with administrative services provided to us, including compensation to administrative personnel.
For the three months ended December 31, 2017 as compared to the same period in 2016, operating expense reimbursed to Terra Income Advisors increased by $0.1 million, primarily due to an increase in allocable costs from Terra Income Advisors, primarily related to compensation expense paid to Terra Income Advisors’ employees, as well as an increase in gross proceeds from the Offering, which was the basis for the costs allocated to us by Terra Income Advisors.
Servicing Fees
On September 30, 2017, the Board approved the Servicing Plan and the Second Amended Dealer Manager Agreement, pursuant to which we pay the dealer manager a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, excluding shares sold through our distribution reinvestment plan, in exchange for providing stockholder-related administrative support services. With respect to each share sold, the servicing fee is payable annually on the anniversary of the applicable month of purchase.
For the three months ended December 31, 2017, we recorded servicing fees of $0.2 million. There were no servicing fees recorded for the three months ended December 31, 2016.
Interest Expense from Obligations under Participation Agreements
For the three months ended December 31, 2017 as compared to the same period in 2016, interest expense from obligations under participation agreements decreased by $0.6 million, primarily due to lower weighted-average principal balance of obligations under participation agreements and lower weighted-average interest rate on the obligations. For the three months ended months ended December 31, 2017, the weighted-average principal balance of obligations under participation agreements was $1.8 million and the weighted-average annual interest rate on the obligations was 13.0%, compared to weighted-average principal balance of obligations under participation agreements of $14.3 million and weighted-average annual interest rate on the obligations of 13.9% for the same period in 2016.

Amortization of Offering Costs
All offering costs incurred during the offering period are recorded as deferred charge and amortized over twelve months from the date the cost is incurred, with the exception of those costs that were incurred prior to the commencement of operations on June 24, 2015, which were amortized over a 12-month period from that date forward.
For the three months ended December 31, 2017 as compared to the same period in 2016, amortization of offering costs decreased by $0.2 million, primarily due to the offering costs incurred prior to the commencement of operations having been fully amortized on June 30, 2017.
Net Realized Gains or Losses from Investments and Obligations under Participation Agreements
Gains or losses on the sale of investments will be calculated by using the specific identification method. We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized but considering unamortized upfront fees.
There were no sales or repayments for the three months ended December 31, 2017 and 2016, therefore, there were no realized gains or losses.
Net Change in Unrealized Appreciation on Investments and Obligations under Participation Agreements
Net change in unrealized appreciation on investments and obligations under participation agreements reflects the change in our portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Valuation of our portfolio investments and obligations under participation agreements fluctuates over time, reflecting changes in the market yields for loans and debt investments, and any associated premium or discount and origination or exit fee will be amortized down or accreted up to par value as each investment approaches maturity.
For the three months ended December 31, 2017, net change in unrealized appreciation on investments and obligations under participation agreements were immaterial. For three months ended December 31, 2016, net change in unrealized appreciation on investments was $0.3 million and net change in unrealized appreciation on obligations under participation agreements $0.1 million. The decrease in fair value of our investments was primarily due to several loans approaching maturity which will settle at par.
Net Increase (Decrease) in Net Assets Resulting from Operations
For the three months ended December 31, 2017, we recorded a net increase in net assets resulting from operations of $0.3 million, compared to a net decrease in net assets resulting from operations of $0.3 million for the same period in the prior year. Based on the weighted average shares of common stock outstanding, our per share net increase in net assets resulting from operations was $0.04 for the three months ended December 31, 2017, compared to per share net decrease in net assets resulting from operations of $0.08 for the same period in the prior year.
Capital Contribution from Terra Capital Partners
Pursuant to an initial capitalization and subsequent private placement, Terra Capital Partners had purchased an aggregate of $175,000 of shares of our common stock at $9.00 per share, which price represented the initial public offering price of $10.00 per share, net of selling commissions, broker-dealer fees and dealer manager fees. On February 25, 2015, the Board determined to change the initial offering price from $10.00 per share to $12.50 per share. As a result, on February 26, 2015, we effected a reverse stock split to account for the change in our offering price since the initial investment by Terra Capital Partners. On May 1, 2015, Terra Capital Partners also purchased an additional $275,000 of shares of our common stock from the Offering at $11.25 per share, also net of selling commissions, broker-dealer fees and dealer manager fees from the then-current offering price of $12.50 per share. As a result, gross offering proceeds of $450,000 were immediately available to us. The gross offering proceeds from Terra Capital Partners’ capital contributions have been included for purposes of determining our satisfaction of the Minimum Offering Requirement.
Financial Condition, Liquidity and Capital Resources
We currently generate cash primarily from the net proceeds of the Offering and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of cash is for our targeted investments, payments of our expenses and cash distributions to our stockholders. We sell our shares on a continuous basis at a current per share price of $10.90. However, to the extent that our NAV per share increases to an amount greater than the current per share price net of any selling commissions and dealer manager fees, as stated in our prospectus dated April 27, 2016, we will sell at a price necessary to ensure that our shares are not sold at a price, after deduction of selling commissions, broker-dealer fees and dealer manager fees, that is below NAV per share. On November 11, 2015, and effective as December 1,

2015, the Board approved a change to a certain aspect of our share pricing policy such that, once we have raised gross offering proceeds in excess of $125 million, or prior to then in the sole discretion of our Board, in the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price to establish a new net offering price not more than 2.5% above our NAV per share.
Prior to investing in securities of portfolio companies, we will invest the net proceeds from the Offering and from sales and paydowns of existing investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our intended BDC election and our election to be taxed as a RIC.
We may borrow funds to make investments, including before we have fully invested the proceeds of our continuous offering, to the extent we determine that leveraging our portfolio would be appropriate. We have not decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock; however, our charter authorizes us to do so.
Our principal demands for funds are for portfolio investments, either directly or through investment interests, for the payment of operating expenses, distributions to our investors and for the payment of principal and interest on any outstanding indebtedness we may acquire. Generally, cash needs for investment activities will be met through proceeds from the sale of shares of our common stock through the Offering. Management expects that in the future, as our investment portfolio grows, our investments will generate sufficient cash flow to cover operating expenses and the payment of a monthly distribution.
Cash Flows for the Three Months Ended December 31, 2017
Operating Activities — For the three months ended December 31, 2017, net cash used in operating activities was $8.7 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, repayments and sales of portfolio investments, among other factors. Cash flows used in operating activities for the three months ended December 31, 2017 were primarily purchases of investments totaling $8.7 million.
Financing Activities — For the three months ended December 31, 2017, net cash provided by financing activities was $5.9 million, primarily related to proceeds from the issuance of common stock of $7.6 million, partially offset by distributions paid to stockholders of $1.2 million and payments of selling commissions and dealer manager fees of $0.5 million.
Cash Flows for the Three Months Ended December 31, 2016
Operating Activities — For the three months ended December 31, 2016, net cash used in operating activities was $11.6 million, primarily due to purchases of investments totaling $12.0 million.
Financing Activities — For the three months ended December 31, 2016, net cash provided by financing activities was $6.5 million, primarily related to proceeds from the issuance of common stock of $7.6 million, partially offset by distributions paid to stockholders of $0.7 million and payments of selling commissions and dealer manager fees of $0.4 million.
RIC Status and Distributions
We have elected to be treated for federal income tax purposes and to qualify annually thereafter, as a RIC under Subchapter M of the Code. In order to maintain our qualification to be taxed as a RIC, we must, among other things, distribute at least 90.0% of our “investment company taxable income,” as defined by the Code, each year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the taxable year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to maintain our qualification to be taxed as a RIC each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98.0% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which we paid no federal income taxes.
Distributions to our stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, we authorize and declare ordinary cash distributions on either a monthly or quarterly basis and pay such distributions on a monthly basis. We calculate each stockholder’s specific distribution amount for the period using daily record dates, and each stockholder’s distributions begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time at the discretion of the Board, we may also pay special interim distributions in the form of cash or shares of common stock.

During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from the Offering of our common stock. As a result, it is possible that some or all of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the Offering, including any fees payable to Terra Income Advisors. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders.
We intend to continue to make our ordinary distributions in the form of cash out of assets legally available for distribution, unless stockholders elect to receive their cash distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.
We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, our stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.
We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.
Critical Accounting Policies
Our financial statements are prepared in conformity with U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our expected operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.
Valuation of Investments
We measure the value of our investments in accordance with fair value accounting guidance promulgated under U.S. GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Investments measured and reported at fair value will be classified and disclosed in one of the following categories:

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Level 1 — observable inputs, such as quoted prices in active markets. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased, and call options will be included in Level 1.

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Level 2 — observable inputs such as for similar securities in active markets and quoted prices for identical securities in markets that are not active. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.

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Level 3 — unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The inputs into the determination of fair value require significant judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the investment. We expect most of the investments that will be held in the investment portfolio to fall into Level 3 of the fair value hierarchy.
Valuation of Obligations under Participation Agreements
We have elected the fair value option under ASC Topic 825 — Financial Instruments relating to accounting for debt obligations at their fair value for obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. We employ the yield approach valuation methodology used for the real-estate related loan investments on our obligations under participation agreements.
Federal Income Taxes
We have elected to be taxed for federal income tax purposes, and to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our earnings and profits as determined for federal income tax purposes. To maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the statements of operations. For the three and three months ended December 31, 2017 and 2016, we did not incur any interest or penalties.
Contractual Obligations
We have entered into certain contracts under which we have material future commitments. On April 20, 2015, we entered into the Investment Advisory Agreement with Terra Income Advisors in accordance with the 1940 Act. The Investment Advisory Agreement became effective on June 24, 2015, the date that we met the Minimum Offering Requirement. Terra Income Advisors serves as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Payments under the Investment Advisory Agreement in each reporting period consist of (i) a base management fee equal to a percentage of the value of our average gross assets and (ii) an incentive fee based on our performance. Terra Income Advisors is reimbursed for allocated administrative expenses incurred on our behalf. For the three months ended December 31, 2017 and 2016, we incurred $0.4 million and $0.2 million, respectively, in base management fee under the Investment Advisory Agreement. For the three months ended December 31, 2017 and 2016, we accrued incentive fees on capital (losses) gains of $(3.4) thousand and $42.4 thousand, respectively, based on net unrealized capital (losses) gains of $(9.3) thousand and $0.2 million, respectively. No incentive fees on capital gains are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. For the three months ended December 31, 2017 and 2016, we incurred $0.2 million and $0.1 million in allocated administrative expenses reimbursable to Terra Income Advisors, respectively.
On April 20, 2015, we entered into a dealer manager agreement with Terra Capital Markets, an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. On April 27, 2016, we adopted an amended and restated dealer manager agreement (the “Amended Dealer Manager Agreement”). Under the terms of the Amended Dealer Manager Agreement, Terra Capital Markets receives selling commissions, dealer manager fees and broker-dealer fees of 3.0%, 1.5% and up to 1.0%, respectively, of gross proceeds from the Offering, all or a portion of which may be re-allowed to selected broker-dealers for marketing and expenses. In addition, Terra Capital Markets received a transaction charge at an annual rate of 1.125% of gross offering proceeds, excluding shares sold through the distribution reinvestment plan, all or a portion of which may be re-allowed to selected broker-dealers for services performed in connection with the distribution of our shares. The transaction charge was payable annually with respect to each share sold in the primary offering on the first, second, third, and fourth anniversaries of the month of purchase. In connection with the adoption of the Amended Dealer Manager Agreement, Terra Capital Markets reimbursed us $1.3 million for selling commissions and dealer manager fees we paid related to the shares sold on and prior to February 20, 2016, the last stockholder admittance date prior to the adoption of the Amended Dealer Manager Agreement. The reimbursement amount would be paid back to Terra Capital Markets on the first, second, third and fourth anniversaries of the months of purchase.

On September 30, 2017, the Board aproved the servicing plan (the “Servicing Plan”) and the second amended dealer manager agreement (the “Second Amended Dealer Manager Agreement”), which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the Servicing Plan, Terra Capital Markets receives a servicing fee at an annual rate of 1.125% of the most recently published net asset value per share of our common stock, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. Terra Capital Markets, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. The Servicing Plan will remain in effect for so long as such continuance is approved quarterly by the Board, including a majority of our directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Servicing Plan or in any agreements entered into in connection therewith. In addition, the Boards will review all payments made pursuant to the Servicing Plan at least quarterly. We will no longer incur the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in the Offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs.
For the three months ended December 31, 2017 and 2016, we incurred $0.4 million and $0.7 million, respectively, of broker-dealer commissions and fees and, of this amount, $0.3 million and $0.5 million, respectively, were re-allowed to selected broker-dealers. For the three months ended December 31, 2017, we recorded servicing fees of $0.2 million, as reflected on the statements of operations. There were no servicing fees recorded for the three months ended December 31, 2016. As of December 31, 2017, unpaid servicing fees were $32,790 and were included in accrued expenses on the statements of assets and liabilities.
Certain of our loans provide for commitment to fund the borrower at a future date. As of December 31, 2017, we had two loans with total funding commitments of $13.5 million, of which we funded $11.3 million. We expect to fund $1.0 million in the next year and the remaining $1.2 million in the second year.
Off-Balance Sheet Arrangements
Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.
Recently Issued Accounting Standards
In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). The core principle of the revenue model is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the goods or services. We will adopt ASU 2014-09 on January 1, 2018 using the cumulative effect transition method. We do not expect the adoption of ASU 2014-09 to have a material impact on our financial statements and disclosure.
In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (i) the classification and measurement of investments in equity securities and (ii) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. We do not expect the adoption of ASU 2016-01 to have a material impact on our financial statements and disclosures.
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”). ASU 2016-02 outlines a new model for accounting by lessees, whereby their rights and obligations under substantially all leases, existing and new, would be capitalized and recorded on the balance sheet. For lessors, however, the accounting remains largely unchanged from the current model, with the distinction between operating and financing leases retained, but updated to align with certain changes to the lessee model and the new revenue recognition standard. The new standard also replaces existing sale-leaseback guidance with a new model applicable to both lessees and lessors. Additionally, the new standard requires extensive quantitative and qualitative disclosures. ASU 2016-02 is effective for U.S. GAAP public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application will be permitted for all entities. The new standard must be adopted using a modified retrospective transition of the new guidance and provides for certain practical expedients. Transition will require application of the new model at the beginning of the earliest comparative period presented. This ASU is not expected to have any impact on our financial statements as we do not have any lease arrangements.
In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, a Consensus of the FASB’s Emerging Issues Task Force (“ASU 2016-15”).  ASU 2016-15 provides guidance on how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for annual and interim periods beginning after December 15, 2017. Early adoption is permitted, provided that all of the amendments are adopted in the same period. The guidance requires application using a retrospective transition method. We do not expect the adoption of ASU 2016-15 to have a material impact on our financial statements and disclosures.
In October 2016, the SEC adopted new rules and amended rules (together, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The adoption of the Final Rules did not have a material impact on our financial statements and disclosures.
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, a Consensus of the FASB’s Emerging Issues Task Force (“ASU 2016-18”). ASU 2016-18 requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 does not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for public business entities for annual and interim periods beginning after December 15, 2017. For all other entities, ASU 2016-18 is effective for fiscal years beginning after December 15, 2018 and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period, and should be applied using a retrospective transition method. We do not expect the adoption of ASU 2016-18 to have a material impact on our financial statements and disclosures.
Related Party Transactions
Compensation of Terra Income Advisors and Terra Capital Markets
Pursuant to the Investment Advisory Agreement, we pay Terra Income Advisors a base management fee and an incentive fee. We commenced accruing fees under the Investment Advisory Agreement on June 24, 2015, upon commencement of our operations.
The base management fee is calculated at an annual rate of 2.0% of our average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of Terra Income Advisors. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as Terra Income Advisors shall determine. The base management fee for any partial month or quarter will be prorated for such partial period.
The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to Terra Income Advisors under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net inv estment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to Terra Income Advisors in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 2.0% (8.0% annualized);

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100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors, all or any portion of which may be waived or deferred in Terra Income Advisors’ discretion. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The catch-up provision is intended to provide Terra Income Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

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20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors once the hurdle rate is reached and the catch-up is achieved.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of our incentive fee on capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue (but do not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
We reimburse Terra Income Advisors for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) Terra Income Advisors’ actual costs incurred in providing such services and (ii) the amount that the Board, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Terra Income Advisors is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Board then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to Terra Income Advisors for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse Terra Income Advisors for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Terra Income Advisors.
Terra Income Advisors has funded our offering costs and organization costs. Organization expenses are expensed on our statements of operations. All offering costs incurred during the offering period are recorded as deferred charge and amortized over twelve months from the date the cost is incurred, with the exception of those costs that were incurred prior to the commencement of operations on June 24, 2015, which are being amortized over a 12-month period from that date forward. Terra Income Advisors is responsible for the payment of our cumulative organization and offering expenses to the extent such expenses exceed 1.5% of the gross proceeds from the Offering, without recourse against or reimbursement by us. As a result, Terra Income Advisors will bear all organization and offering expenses in excess of 1.5% of the gross proceeds from the Offering. As of December 31, 2017 and September 30, 2017, Terra Income Advisors funded offering costs and organization costs in the amount of $3.3 million and $3.2 million, respectively. As of December 31, 2017, we expect to reimburse Terra Income Advisors $1.4 million of the cumulative offering costs and organizations incurred. The unreimbursed amount in excess of 1.5% of actual gross proceeds received was $0.1 million and $0.1 million as of December 31, 2017 and September 30, 2017, respectively, and is included in Due to Adviser, net on the statements of assets and liabilities. For the three months ended December 31, 2017, we made offering costs reimbursement payments of $0.1 million to Terra Income Advisors. There were no such reimbursement payments made for the three months ended December 31, 2016.
Under the Amended Dealer Manager Agreement, Terra Capital Markets, an affiliate of Terra Income Advisors, is entitled to receive selling commissions, broker-dealer fees and dealer manager fees in connection with the sale of shares of our common stock in the Offering, all or a portion of which may be re-allowed to selected broker-dealers. On September 30, 2017, we adopted the Servicing Plan and the Second Amended Dealer Manager Agreement to revised the terms of the servicing fee (which was previously referred to as a transaction charge). For the three months ended December 31, 2017 and 2016, we incurred $0.4 million and $0.7 million, respectively, of broker-dealer commissions and fees and, of this amount, $0.3 million and $0.5 million, respectively, were re-allowed to selected broker-dealers. For the three months ended December 31, 2017, we recorded servicing fees of $0.2 million. There were no such servicing fees recorded for the three months ended December 31, 2016. As of December 31, 2017, unpaid servicing fees were $32,790 and were included in accrued expenses on the statements of assets and liabilities.
Potential Conflicts of Interest
Terra Income Advisors, our investment adviser, currently serves as the investment manager to the Terra Income Funds. While Terra Income Advisors intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of Terra Income Advisors, it is possible that some investment opportunities may be provided to the Terra Income Funds rather than to us.
Distributions
Distributions to our stockholders are recorded as of the applicable record date. Subject to the discretion of the Board and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a monthly or quarterly basis and pay such distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Capital Gains Incentive Fee
Pursuant to the terms of the advisory agreement, the incentive fee on capital gains earned on liquidated investments of our portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the advisory agreement). Such fee equals 20% of our incentive fee on capital gains (i.e., its realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. Once any amount of this fee has been earned, on a quarterly basis, we accrue (but do not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
Exemptive Relief
The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.
On April 19, 2016, the Board approved the Amended Dealer Manager Agreement. Under the terms of the Amended Dealer Manager Agreement, Terra Capital Markets receives selling commissions, dealer manager fees and broker-dealer fees of 3.0%, 1.5% and 1.0%, respectively, of gross proceeds from the Offering, all or a portion of which may be re-allowed to selected broker-dealers for marketing and expenses. In addition, Terra Capital Markets received a transaction charge at an annual rate of 1.125% of gross offering proceeds, excluding shares sold through the distribution reinvestment plan. The transaction charge was payable annually with respect to each share sold in the primary offering on the first, second, third and fourth anniversaries of the month of purchase.
In connection with the approval of the Amended Dealer Manager Agreement, Terra Capital Markets reimbursed us an amount equal to the transaction charges expected to be paid on all outstanding shares of common stock as of April 27, 2016. Both Terra Capital Markets and Terra Income Advisors are subsidiaries of Terra Capital Partners, our sponsor. Therefore, the transaction charge reimbursement and the Amended Dealer Manager Agreement may be deemed a ‘‘joint enterprise or other joint arrangement’’ within the meaning of the 1940 Act and the rules promulgated thereunder. Accordingly, to eliminate any uncertainty, we applied for and were granted exemptive relief from the provisions of Section 57(a)(4) of the 1940 Act and Rule 17d-1 under the 1940 Act by the SEC, pursuant to an exemptive order permitting Terra Capital Markets, subject to the satisfaction of certain conditions, to effect the transaction charge reimbursement. We believe the transaction charge reimbursement, the changes to the selling commissions, dealer manager fees, and broker-dealer fees, and implementation of the transaction charge, is likely to lead to greater demand for our common stock in the Offering, which we believe will further benefit our investors by facilitating a lower operating expense ratio and greater diversification of its investment portfolio.
Item 3. Quantitative and Qualitative Disclosures About Market Risk.
We may be subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of rising interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
As of December 31, 2017, we had one investment with a principal balance of $3.4 million that provides for interest income indexed to London Interbank Offered Rate (“LIBOR”) (see “Item 1. Financial Statements — Schedule of Investments”). A decrease or increase of 1% in LIBOR would decrease or increase our annual interest income by $0.03 million.
We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments, such as futures, options and forward contracts, subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. For the three and three months ended December 31, 2017 and 2016, we did not engage in interest rate hedging activities.
In addition, we may have risks regarding portfolio valuation. See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Valuation of Investments.”

Item 4. Controls and Procedures.
Evaluation of Disclosure Controls and Procedures
As required by Rule 13a-15(b) under the Exchange Act, we carried out an evaluation, under the supervision and with the participation of our management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2017. Based on that evaluation, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures were effective to provide reasonable assurance that we would meet our disclosure obligations.
Changes in Internal Control Over Financial Reporting
During the most recent fiscal quarter, there was no change in our internal controls over financial reporting, as defined under Rule 13a-15(f) under the Exchange Act, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II – OTHER INFORMATION
Item 1. Legal Proceedings.
Neither we nor Terra Income Advisors is currently subject to any material legal proceedings, nor, to our knowledge, are material legal proceedings threatened against us or Terra Income Advisors. From time to time, we and individuals employed by Terra Income Advisors may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.
Item 1A. Risk Factors.
There have been no material changes from the risk factors set forth in our Annual Report on Form 10-K for the year ended September 30, 2017 other than the risk factors described below.
You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.
If you participate in our distribution reinvestment plan, you will be deemed to have received the amount reinvested in our common stock and an additional distribution equal to any discount in the purchase price for shares under the distribution reinvestment plan and will be subject to U.S. federal income tax on such deemed distribution to the extent it was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.
Recent tax legislation may have unanticipated effects on us.
On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law, generally applying in taxable years beginning after December 31, 2017. The Tax Cuts and Jobs Act makes significant changes to the U.S. federal income tax rules for taxation of U.S. individuals and corporations. In the case of individuals, the income tax brackets are adjusted, the top federal income rate is reduced to 37%, special rules reduce taxation of certain income earned through pass-through entities and REITs, but not RICs, and various deductions are eliminated or limited. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. For taxable years beginning after December 31, 2017, the top corporate income tax rate is reduced to 21%. The long-term impact of the tax changes on the demand for the loans we intend to make or our other target investments is not yet certain.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
Not applicable.
Item 3. Defaults Upon Senior Securities.
Not applicable.
Item 4. Mine Safety Disclosures.
Not applicable.
Item 5. Other Information.
Not applicable.

Item 6.  Exhibits.
The following exhibits are filed with this report. Documents other than those designated as being filed herewith are incorporated herein by reference.

Exhibit No.	Description and Method of Filing
3.1
Articles of Amendment and Restatement of Terra Income Fund 6, Inc. (incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-202399) filed with the SEC on May 12, 2015).

3.2
Amended and Restated Bylaws of Terra Income Fund 6, Inc. (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-202399) filed with the SEC on May 12, 2015).

4.1	Form of Subscription Agreement (incorporated by reference to Appendix A to the Final Prospectus dated April 27, 2016, filed with the SEC April 27, 2016).

4.2
Distribution Reinvestment Plan (incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-202399) filed with the SEC on May 12, 2015).

10.1
Second Amended and Restated Dealer Manager Agreement, dated as of September 30, 2017 (incorporated by reference to Exhibit 10.1 to Annual Report on Form 10-K (File No. 814-01336) filed on November 20, 2017).

10.2	Servicing Plan, dated as of September 30, 2017 (incorporated by reference to Exhibit 10.2 to Annual Report on Form 10-K (File No. 814-01336) filed on November 20, 2017).
.
10.3	Form of Selected Dealer Agreement (incorporated by reference to Exhibit 10.3 to Annual Report on Form 10-K (File No. 814-01336) filed on November 20, 2017).

31.1*	Certification of Chief Executive Officer pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of Chief Financial Officer pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32*	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
_______________
* Filed herewith.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Quarterly Report on Form10-Q to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2018

TERRA INCOME FUND 6, INC.

By:	/s/ Bruce D. Batkin
Bruce D. Batkin
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Gregory M. Pinkus
Gregory M. Pinkus
Chief Financial Officer, Chief Operating Officer,
Treasurer and Secretary
(Principal Financial and Accounting Officer)